As filed with the Securities and Exchange Commission on January 9, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07959
                                                     ---------

                              ADVISORS SERIES TRUST
                              ---------------------
               (Exact name of registrant as specified in charter)

                               615 E. MICHIGAN ST.
                               MILWAUKEE, WI 53202
                               -------------------
               (Address of principal executive offices) (Zip code)

                                 ERIC M. BANHAZL
                              ADVISORS SERIES TRUST
                       2020 EAST FINANCIAL WAY, SUITE 100
                               GLENDORA, CA 91741
                               ------------------
                     (Name and address of agent for service)

                                 (414) 765-5340
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: OCTOBER 31, 2005
                         ----------------

Date of reporting period:  OCTOBER 31, 2005
                           ----------------

ITEM 1. REPORT TO STOCKHOLDERS.

ANNUAL REPORT
OCTOBER 31, 2005

[LOGO, PIC]


                                               FAMILY OF GROWTH-ORIENTED
                                               MUTUAL FUNDS
                                               o  Small Cap Growth Fund, Class I
                                               o  Small Cap Growth Fund, Class A
                                               o  Flexible Growth Fund, Class I

                                    CONTENTS

MARKET REVIEW & OUTLOOK ....................................................   1

FUND REVIEW ................................................................   2

   o   SMALL CAP GROWTH FUND ...............................................   2

   o   FLEXIBLE GROWTH FUND ................................................   6

INFORMATION ABOUT YOUR FUND'S EXPENSES .....................................   9

SCHEDULE OF INVESTMENTS ....................................................  10

   o   SMALL CAP GROWTH FUND ...............................................  10

   o   FLEXIBLE GROWTH FUND ................................................  13

STATEMENTS OF ASSETS AND LIABILITIES .......................................  14

STATEMENTS OF OPERATIONS ...................................................  15

STATEMENTS OF CHANGES IN NET ASSETS ........................................  16

FINANCIAL HIGHLIGHTS .......................................................  18

NOTES TO FINANCIAL STATEMENTS ..............................................  21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ....................  25

NOTICE TO SHAREHOLDERS .....................................................  26

OTHER INFORMATION .................................................   BACK COVER

                             MARKET REVIEW & OUTLOOK

U.S. EQUITY
INVESTMENT ENVIRONMENT

As we enter the final months of 2005 we believe the back drop for equity investors still remains positive. While Hurricanes Katrina and Rita caused a dreadful loss of lives and enormous disruption and pain to thousands of families, individuals, and resulting business dislocations, not to mention untold property damage, the U.S. economy still looks strong and corporate profits still appear to be on the upswing. Given the hurricane disruptions, continued high energy prices, and a Federal Reserve that is likely to continue to hike short-term interest rates, the stock market's strength in the face of these events is encouraging. Additionally, while economic uncertainties are always present, with GDP growth still in the 3.0%-3.5% range, unemployment around 5.1%, inflation at 2.5%-3.0%, and interest rates still at low levels by historical standards, the environment for equity investing, and particularly for companies that can continue to post strong earnings growth, remains quite positive.

While we believe the outlook remains positive, there are more uncertainties to that outlook than there were at the end of our April report to shareholders. From our perspective inflationary concerns lead the list of uncertainties. While core inflation (which excludes food & energy costs) still remains moderate at around 2%, we are mindful as we enter the winter heating season that consumers may find themselves strapped with significantly higher energy costs (heating and fuel costs) than at this time last year. The leveling off of real estate values and increasing mortgage costs have the potential of changing consumer spending patterns, impacting the level of consumer spending on discretionary items. This inflation concern is reflected in some of the recent changes we have implemented in the Fund portfolios which we will touch on later in this report.

Below is a review of the returns experienced by broad market indices for respective six month periods of the last fiscal year, and the fiscal year itself ended October 31, 2005.

                                          MARKET PERFORMANCE
-------------------------------------------------------------------------------------------------
INDEX                         10/31/04 - 4/30/05      4/30/05 - 10/31/05      10/31/04 - 10/31/05
-------------------------------------------------------------------------------------------------
S&P 500 Index                         3.28%                  5.27%                    8.72%
-------------------------------------------------------------------------------------------------
Russell 1000 Growth Index             1.14%                  7.59%                    8.81%
-------------------------------------------------------------------------------------------------
Russell 2000 Growth Index            -1.98%                 13.15%                   10.91%
-------------------------------------------------------------------------------------------------
NASDAQ Index                         -2.38%                 10.78%                    8.14%
-------------------------------------------------------------------------------------------------

The NASDAQ Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market system traded foreign common stocks and ADR's.

Past performance does not guarantee future results.

INVESTMENT OUTLOOK

We are often asked "What sectors do we like?" As the Fund portfolios reflect, we have some strong over-weights and underweights relative to the benchmark, but we get there by an emphasis on individual companies. There have been periods of time in the last twenty years when, if you picked the right industry or sector, that's about as much as you needed to know. Today, nearly every industry has ample capacity. That means that if Toyota is going to do well, it will do so at the expense of Ford and GM. So you can't just buy an industry or sector. You've got to buy the stock of companies who are beating their competitors and taking market share. Additionally, we try to ferret out areas where there will be tailwind advantages and not head-wind encumbrances. Today, as we mentioned earlier in this report, increasing energy costs are potential headwinds for the consumer and are also negatively impacting the cost structures of many companies. With almost 2/3 of our country's GDP driven by consumer spending, we are mindful of the potential impact that a meaningful decline in consumer spending could have on the Fund's portfolio. This combined with higher interest rates on consumer and residential real estate debt as the Federal Reserve continues to raise short term interest rates, could potentially have a dampening impact on overall economic activity and corporate profits.

Notwithstanding the above comments, corporate earnings have been strong. Many of the Fund's portfolio company's earnings for the 3rd quarter have been significantly better than expected, with relatively few disappointments. Provided this earnings momentum continues, which we think is likely, continuing price appreciation is possible as we move through the balance of 2005 and into 2006.

     PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I & CLASS A

[sidebar]
--------------------------------------------------------------------------------
   PHILOSOPHY & APPROACH

o RESEARCH AND INVEST IN SMALL CAP COMPANIES WITH ABOVE-AVERAGE, SUSTAINABLE REVENUE AND EARNINGS GROWTH;
o UTILIZE FUNDAMENTAL RESEARCH TO BUILD A PORTFOLIO OF CATEGORY LEADING COMPANIES THAT EXHIBIT:
o  CATALYSTS FOR GROWTH
o  OUTSTANDING COMPANY MANAGEMENTS
o  MEASURABLE AND SUPERIOR FINANCIAL CHARACTERISTICS

   FUND SUMMARIES

   CLASS I

o  TICKER SYMBOL: PISCX
o  FUND NUMBER: 1481
o  CUSIP: 693365405
o  NUMBER OF HOLDINGS: 125

   CLASS A

o  TICKER SYMBOL: PINSX
o  FUND NUMBER: 1482
o  CUSIP: 693365801
o  NUMBER OF HOLDINGS: 125
--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND PERFORMANCE DISCUSSION

The Provident Investment Counsel Small Cap Growth Fund, Class I and Class A returned 8.99% and 8.56% respectively for the twelve month period ended October 31, 2005. By comparison, the Russell 2000 Growth Index, the Fund's benchmark, produced a return of 10.91%. The strongest performing areas for the Fund came from stocks within the Health Care, Telecommunication Services, Energy, and Industrials sectors. The Fund's energy stocks were up over 65%, telecommunication services stocks were up over 50%, and industrial and health care stocks were up over 18% and 16%, respectively. The areas that penalized the Fund's performance on both an absolute and relative basis came from the Information Technology, Financials, and Materials sectors. The Fund's information technology stocks were down over 5%, with the financial stocks down over 8%, followed by the materials stocks which declined just shy of 1%. Relative performance was penalized the most from the Information Technology sector where the Fund's average exposure was just over 21% during the year, and where the Fund's exposure to select communication equipment companies fared poorly during the reporting period. Nevertheless, we feel very good about the technology stocks in the Fund's portfolio, especially at today's prices. While some have declined since our purchase, in a number of cases this has afforded us an opportunity to purchase additional shares at what we believe are depressed prices, giving the Fund a larger ownership position. Naturally, we want and expect them to go up eventually, but we feel these are times that set up portfolio positions for long-term performance. In the interim, we thank our shareholders for their patience.

For the fiscal year, the ten stocks that have contributed most to the Fund's return include Intuitive Surgical Inc., NII Holdings Inc., Southwestern Energy Co., Chicago Bridge & Iron Co. N.V., Macromedia Inc., United Surgical Partners International, Joy Global Inc., SS&C Technologies Inc., Radiation Therapy Services Inc., and Ventana Medical Group Inc. The ten stocks that detracted the most from performance include Tekelec Inc., Motive Inc., America Service Group Inc., AMERIGROUP Corp., Direct General Corp., Tessera Technologies Inc., Flir Systems Inc., TIBCO Software Inc., InfoSpace Inc., and Ariba Inc.

CLASS I, RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
IF INVESTED ON 9/30/93

[The following table was represented as a line chart in the printed material.]

                                 PIC Small Cap
                                 Growth Fund,    Russell 2000
                                    Class I      Growth Index
                     9/30/1993      10,000          10,000
                    10/31/1993      10,172          10,289
                    10/31/1994      10,055          10,194
                    10/31/1995      14,567          12,295
                    10/31/1996      18,075          13,933
                    10/31/1997      19,005          16,883
                    10/31/1998      15,612          14,205
                    10/31/1999      24,800          18,365
                    10/31/2000      35,287          21,334
                    10/31/2001      22,193          14,613
                    10/31/2002      17,748          11,461
                    10/31/2003      25,800          16,797
                    10/31/2004      25,400          17,726
                    10/31/2005      27,684          19,660

     PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I & CLASS A

CLASS A, RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
IF INVESTED ON 2/3/97

[The following table was represented as a line chart in the printed material.]

                               PIC Small Cap
                                Growth Fund,
                                  Class A       Russell 2000
                                 With Load      Growth Index
                     2/3/1997       9,425          10,000
                   10/31/1997       9,821          11,304
                   10/31/1998       8,011           9,511
                   10/31/1999      12,771          12,296
                   10/31/2000      18,266          14,283
                   10/31/2001      11,433           9,784
                   10/31/2002       9,095           7,674
                   10/31/2003      13,167          11,246
                   10/31/2004      12,884          11,868
                   10/31/2005      13,987          13,163

INVESTMENT RESULTS
AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDING 10/31/05

                                                                                    SINCE
                                       1 YEAR   3 YEARS*   5 YEARS*   10 YEARS*   INCEPTION*
--------------------------------------------------------------------------------------------
PIC Small Cap Growth Fund - Class I
    (Inception September 30, 1993)      8.99%    15.94%     -4.75%      6.62%       8.78%
--------------------------------------------------------------------------------------------
Russell 2000 Growth Index              10.91%    19.71%     -1.62%      4.81%       5.75%
--------------------------------------------------------------------------------------------
PIC Small Cap Growth Fund - Class A
    (With Load)
    (Inception February 3, 1997)        2.32%    13.17%     -6.31%        --        3.91%
--------------------------------------------------------------------------------------------
PIC Small Cap Growth Fund - Class A
    (Without Load)
    (Inception February 3, 1997)        8.56%    15.43%     -5.20%        --        4.62%
--------------------------------------------------------------------------------------------
Russell 2000 Growth Index              10.91%    19.71%     -1.62%        --        3.19%
--------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-618-7643. PERFORMANCE DATA SHOWN REFLECTS THE CLASS A MAXIMUM SALES CHARGE OF 5.75%.

----------
* Average Annual Total Return represents the average change in account value over the periods indicated. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.
      Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.
      The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Indices do not incur expenses and are not available for investment.
      RISKS: FOREIGN SECURITIES TYPICALLY INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS THAN DOMESTIC SECURITIES. SMALL- AND MEDIUM CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES.

[sidebar]
--------------------------------------------------------------------------------
                            LEAD PORTFOLIO MANAGERS

                                     [PHOTO]
                              ANDREW J. PEARL, CFA
                               17 YEARS EXPERIENCE

                                     [PHOTO]
                               NED W. BRINES, CFA
                               19 YEARS EXPERIENCE


                                  TEAM MEMBERS

                               NICK A. BLANKL, CFA
                               6 YEARS EXPERIENCE

                                 BARRY B. BURCH
                               12 YEARS EXPERIENCE

                               RANDAL R. CHIN, CFA
                               17 YEARS EXPERIENCE

                              MICHAEL D. EMERY, CFA
                               10 YEARS EXPERIENCE

                             JAMES M. LANDRETH, CFA
                               15 YEARS EXPERIENCE

                             ANNE E. WESTREICH, CFA
                               13 YEARS EXPERIENCE
--------------------------------------------------------------------------------

     PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I & CLASS A

TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                 % OF
SECURITY                       NET ASSETS    DESCRIPTION
--------------------------------------------------------------------------------
VENTANA MEDICAL SYSTEMS, INC.    1.68%       Develops, manufactures and markets
                                             instruments/ consumables used to
                                             automate diagnostic and drug
                                             discovery procedures in clinical
                                             histology and drug discovery
                                             laboratories worldwide.
UTI WORLDWIDE, INC.              1.51%       Global integrated logistics company
                                             engaged in air/ocean freight
                                             forwarding, contract logistics and
                                             distribution.
SIERRA HEALTH SERVICES, INC.     1.49%       Managed health care organization
                                             that provides a broad range of
                                             health care services through its
                                             subsidiaries, including HMO's,
                                             managed indemnity plans, third
                                             party administrative services and
                                             military health service programs.
EQUINIX, INC.                    1.46%       Designs, builds and operates
                                             neutral internet business exchange
                                             (IBX) centers. The company's IBX
                                             centers provides e-commerce
                                             companies, content providers and
                                             application service providers with
                                             the ability to directly
                                             interconnect with a choice of
                                             bandwidth providers, internet
                                             service providers and site &
                                             performance management companies.
RESOURCES CONNECTION, INC.       1.43%       Provides accounting, finance, and
                                             human resources consulting on a
                                             project-by-project basis to 1,900
                                             clients worldwide. Services include
                                             financial analysis,
                                             budgeting/forecasting, system
                                             conversions, corporate
                                             reorganizations, tax-related
                                             projects, human resources
                                             management and mergers/acquisitions
                                             due diligence.
MACROMEDIA, INC.                 1.36%       Provides design/development
                                             software for internet, interactive
                                             media and mobile device
                                             applications. Offers web
                                             development tools, multimedia
                                             graphics tools and server software.
HEADWATERS, INC.                 1.36%       Develops technology that increases
                                             the value of coal and other natural
                                             resources as an energy source
                                             through efficiencies in mining,
                                             combustion and emission control.
THQ INC.                         1.28%       Develops and publishes interactive
                                             entertainment software for major
                                             video game consoles. Products are
                                             based on intellectual property
                                             licensed from third parties and
                                             created through internal
                                             development studios or by outside
                                             contract developers.
EURONET WORLDWIDE, INC.          1.26%       Provides prepaid processing for
                                             prepaid mobile phone airtime and
                                             processes transactions for a
                                             network of 5,742 ATMs across
                                             Europe, Africa and India. The
                                             company also offers electronic
                                             funds transfer software for
                                             electronic payment/transaction
                                             delivery systems.
TEXAS INDUSTRIES, INC.           1.24%       Produces cement, aggregates, and
                                             ready-mix concrete in the U.S
                                             through 93 facilities in 6 states.
                                             Cement production and distribution
                                             facilities are concentrated in
                                             Texas and California.
--------------------------------------------------------------------------------

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

SECTOR ALLOCATION

                                                        % OF TOTAL
                                                       INVESTMENTS
[GRAPHIC]            Information Technology               23.5%
                     Industrials                          18.4%
                     Health Care                          18.1%
                     Consumer Discretionary               15.5%
                     Energy                                7.0%
                     Financials                            6.5%
                     Materials                             3.8%
                     Consumer Staples                      1.9%
                     Telecommunication Services            1.3%
                     Short-Term Investments                4.0%

      PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND, CLASS I & CLASS A

STRATEGIC VIEW

The Fund's portfolio construction remains consistent with positions at the end of the April quarter, with the notable exception of our decision to take profits in the energy sector. Many energy stocks have advanced sharply over the past quarter and year, and we have taken the action of selling or reducing individual positions where we believe prices are ahead of fundamentals. That said, the Fund still holds close to a 7% weighting as we believe the long-term fundamentals are attractive. The Fund continues to hold an overweight position relative to the benchmark in the industrials sector, with the greatest absolute and relative overweight in commercial services stocks - which can largely be characterized as less cyclical due to the recurring nature of revenue and earnings. There are also several pockets within the industrials sector, such as electrical equipment, road & rail, and materials, where pricing power continues to exist and, hence, we continue to own positions.

The Fund is modestly underweight relative to the benchmark in information technology and consumer discretionary companies. We are still concerned about the ability of the lower-end consumer to spend as we enter the winter season facing historically high natural gas and heating oil prices. While unleaded gas prices have retreated modestly, they are still historically high as well. And interest rates continue to climb at the same time that credit card companies will be mandated to increase the minimum monthly payment on outstanding debt balances. Such concerns impact our view on technology stocks as well, as we remain cautious about component suppliers and manufacturers in the consumer electronics category. We have focused our technology holdings on those companies with compelling product cycles and reasonable valuations. We believe that the portfolio is well positioned for 2006.

We believe the Fund financial metrics are attractive. For example, the portfolio's P/E based upon estimated earnings in 2006 is below that of the index; however, the Fund's portfolio estimated long-term EPS growth rate is higher, which yields a very attractive P/E to growth ratio for the portfolio against both the small cap growth universe as well as the broader small cap market, which has reached extreme levels with respect to the dominance of small cap value stocks over small cap growth stocks. Finally, while value strategies have outpaced growth strategies for much of the time period during the last fiscal year ended October 2005, during recent months small cap growth stocks have begun to outperform small cap value stocks and this should provide a nice tailwind for the Fund as we move into 2006.

We thank you for entrusting your hard earned assets to our care, and we will continue to endeavor to work on your behalf to be certain that your trust is well deserved.

----------
      The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells and is the most common measure of how expensive a stock is.

           PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I

[sidebar]
--------------------------------------------------------------------------------
   PHILOSOPHY & APPROACH

o RESEARCH AND INVEST IN COMPANIES WITH ABOVE-AVERAGE, SUSTAINABLE REVENUE AND EARNINGS GROWTH;
o UTILIZE FUNDAMENTAL RESEARCH TO BUILD A PORTFOLIO OF CATEGORY LEADING COMPANIES THAT EXHIBIT:
   o  CATALYSTS FOR GROWTH
   o  OUTSTANDING COMPANY MANAGEMENTS
   o  MEASURABLE AND SUPERIOR FINANCIAL CHARACTERISTICS

   FUND SUMMARY

o  TICKER SYMBOL: PFLEX
o  FUND NUMBER: 1484
o  CUSIP: 693365850
o  NUMBER OF HOLDINGS: 38
--------------------------------------------------------------------------------

FLEXIBLE GROWTH FUND PERFORMANCE DISCUSSION

The Provident Investment Counsel Flexible Growth Fund, Class I returned 19.23% for the twelve month period ended October 31, 2005. The return significantly outperformed that of the Fund's benchmark, the Russell 1000 Growth Index, which advanced 8.81% for the same time period. The strong absolute and relative performance was driven by strong stock selection across all but one sector of the Fund's portfolio. The strongest performing areas for the Fund came from stocks within the Health Care and Information Technology sectors. Stocks within these two sectors averaged over 51% of the Fund's assets for the one-year period ended October 31, 2005. The only area that did not have a positive contribution to the Fund's performance for the fiscal year was within the Energy sector. While in an absolute return sense the Fund's energy holdings advanced over 22%, this was below the advance posted by the energy stocks within the Russell 1000 Growth Index. While stock selection was weaker in the Energy sector, the Fund's weighting in energy stocks exceeded that of the benchmark and was a help to both absolute and relative returns. We were very pleased with the results for the fiscal year, and would hope that our shareholders were likewise gratified with the results.

For the fiscal year, the ten stocks that have contributed most to the Fund's return include UnitedHealth Group Inc., Genentech Inc., Alcon Inc., Google Inc., Cognizant Technology Solutions Corp., St Jude Medical Inc., Gilead Sciences Inc., Monsanto Co., Teva Pharmaceutical Industries Ltd., and SLM Corp. The ten stocks that detracted the most from performance include Forest Laboratories Inc., Tyco International Ltd., Zimmer Holdings Inc., Harley-Davidson Inc., Sanmina-SCI Corp., Tractor Supply Co., Cisco Systems Inc., Johnson & Johnson, Symantec Corp., and Cognos Inc.

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
IF INVESTED ON 3/31/99

[The following table was represented as a line chart in the printed material.]

                                 PIC Flexible
                                 Growth Fund,    Russell 1000
                                   Class I       Growth Index
                     3/31/1999      10,000          10,000
                    10/31/1999      11,472          10,760
                    10/31/2000      22,946          11,764
                    10/31/2001      12,108           7,065
                    10/31/2002      10,006           5,679
                    10/31/2003      13,932           6,918
                    10/31/2004      13,683           7,151
                    10/31/2005      16,314           7,782

PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I


INVESTMENT RESULTS
AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDING 10/31/05

                                                                        SINCE
                                       1 YEAR   3 YEARS*   5 YEARS*   INCEPTION*
--------------------------------------------------------------------------------
PIC Flexible Growth Fund - Class I
(Inception March 31, 1999)              19.23%   16.54%     -6.92%       7.71%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                8.81%   11.07%     -7.93%      -3.74%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-618-7643.

* Average Annual Total Return represents the average change in account value over the periods indicated. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.
      Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.
      The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Indices do not incur expenses and are not available for investment.
      RISKS: FOREIGN SECURITIES TYPICALLY INVOLVE GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS THAN DOMESTIC SECURITIES. SMALL- AND MEDIUM CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE-CAPITALIZATION COMPANIES.

TEN LARGEST EQUITY HOLDINGS

--------------------------------------------------------------------------------
                                 % OF
SECURITY                       NET ASSETS    DESCRIPTION
--------------------------------------------------------------------------------
UNITEDHEALTH GROUP, INC.          7.38%      Provides health care coverage and
                                             related services, serving over 50
                                             million Americans.
ST. JUDE MEDICAL, INC.            4.62%      Manufactures pacemakers,
                                             implantable cardioverter
                                             difibrillators and other
                                             cardiovascular medical devices.
JOHNSON & JOHNSON                 4.07%      Manufactures health care products
                                             and provides related services for
                                             consumer, pharmaceutical and
                                             medical markets.
COGNIZANT TECHNOLOGY              4.06%      Provider of custom information
SOLUTIONS CORP.                              technology design, development,
                                             integration and maintenance
                                             services.
ALCON, INC.                       3.70%      Manufactures and markets
                                             pharmaceuticals, surgical equipment
                                             and devices, contact lens care and
                                             other vision care products to treat
                                             conditions of the eye.
GOOGLE, INC. - CLASS A            3.49%      Provides online search, targeted
                                             advertising and other internet
                                             content services via Google.com for
                                             personal and commercial use.
                                             Advertising is based on cost-
                                             per-click and content-relevant
                                             basis and is distributed through
                                             Google and Google network websites.
                                             SLM CORP. 3.44% A
                                             Government-sponsored enterprise
                                             providing private funding, delivery
                                             and servicing support for education
                                             loans.
GENENTECH, INC.                   3.31%      Develops biotherapeutics for the
                                             treatment of cancer, growth hormone
                                             deficiency, heart attacks, asthma,
                                             cystic fibrosis, and chronic plaque
                                             psoriasis.
GILEAD SCIENCES, INC.             3.18%      Develops anti-infective and
                                             antifungal drugs used to treat
                                             patients suffering from
                                             life-threatening diseases. Lead
                                             product is an oral formulation of a
                                             nucleotide analogue reverse
                                             transcriptase inhibitor used to
                                             treat HIV infection in adults.
SAP AG - ADR                      3.14%      A German company engaged in the
                                             development of client/server
                                             enterprise application software for
                                             businesses.
--------------------------------------------------------------------------------

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

[sidebar]
--------------------------------------------------------------------------------
                               PORTFOLIO MANAGERS

                                     [PHOTO]
                              SUSAN J. PERKINS, CFA
                               24 YEARS EXPERIENCE

                                RESEARCH ANALYSTS

                               NICK A. BLANKL, CFA
                               6 YEARS EXPERIENCE

                               NED W. BRINES, CFA
                               19 YEARS EXPERIENCE

                                 BARRY B. BURCH
                               12 YEARS EXPERIENCE

                               RANDAL R. CHIN, CFA
                               17 YEARS EXPERIENCE

                              MICHAEL D. EMERY, CFA
                               10 YEARS EXPERIENCE

                               SEAN C. KRAUS, CFA
                               9 YEARS EXPERIENCE

                             JAMES M. LANDRETH, CFA
                               15 YEARS EXPERIENCE

                              EVELYN D. LAPHAM, CFA
                               24 YEARS EXPERIENCE

                                  ROSE HAN PARK
                               14 YEARS EXPERIENCE

                              ANDREW J. PEARL, CFA
                               17 YEARS EXPERIENCE

                             ANNE E. WESTREICH, CFA
                               13 YEARS EXPERIENCE

                                JOHN J. YOON, CFA
                               16 YEARS EXPERIENCE
--------------------------------------------------------------------------------

PROVIDENT INVESTMENT COUNSEL FLEXIBLE GROWTH FUND, CLASS I

SECTOR ALLOCATION

                                                        % OF TOTAL
                                                       INVESTMENTS
[GRAPHIC]            Health Care                          31.8%
                     Information Technology               23.5%
                     Consumer Discretionary               12.7%
                     Financials                            8.9%
                     Energy                                8.0%
                     Materials                             3.6%
                     Industrials                           3.3%
                     Consumer Staples                      2.5%
                     Short-Term Investments                5.7%

STRATEGIC VIEW

The construction of the Fund's portfolio has changed very little since the June/July time-frame. The few changes that have been made were opportunistic stock changes within given sectors rather than changing the portfolio's strategic orientation. Over the course of the year we gradually increased our position in energy-related holdings and in health care holdings. However, many energy stocks advanced sharply over the past quarter and year, and we recently have taken the action of selling or reducing individual positions where we believe prices are ahead of fundamentals. That said, the portfolio still holds close to a 7% weighting in the Energy sector as we believe the long-term fundamentals are attractive, and we may selectively add to this "non-traditional" growth area. The portfolio continues to hold an overweight position relative to the benchmark in the Health Care, Financials, and Energy sectors and a meaningful underweight in the Consumer Staples sector where we find few companies that meet our EPS growth hurdle rate.

The portfolio is also underweight in information technology companies and just about equal weight in consumer discretionary companies. We are still concerned about the ability of the lower-end consumer to spend as we enter the winter season facing historically high natural gas and heating oil prices. While unleaded gas prices have retreated modestly, they are still historically high as well. And interest rates continue to climb at the same time that credit card companies will be mandated to increase the minimum monthly payment on outstanding debt balances. Such concerns impact our view on technology stocks as well, as we remain cautious about component suppliers and manufacturers in the consumer electronics category. We have focused our technology holdings on those companies with compelling product cycles and reasonable valuations. We believe that the portfolio is well positioned for 2006.

For the better part of the last five years "value" stocks have dramatically outperformed "growth" stocks. During this long drought for growth investors, our shareholders have been very patient, and we believe we are now seeing encouraging signs. We were more than a little bit interested to read a recent finding of Grantham, Mayo, Van Otterloo (GMO), a quantitatively oriented investment firm that wrote about this phenomenon in a July 2005 report. They pointed out that from January, 2000 through June, 2005, "value" stocks (which they define as the half of all stocks with less than the median price/earnings or price/sales ratios) out-performed "growth" stocks by 138%. According to their study, "value" is now more expensive relative to "growth" than at any other time in the past 27 years. They also found that "high quality" stocks (as measured by stability of earnings and balance sheet strength) were the cheapest relative to lower quality stocks than at any other time during the study.

Since June, 2005 "growth" stocks have clearly been out-performing "value" stocks and we believe the Fund, with its bias to what we believe are "quality" growth stocks, has taken advantage of the turn in investor preference.

We thank you for entrusting your hard earned assets to our care, and we will continue to endeavor to work on your behalf to be certain that your trust is well deserved.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

INFORMATION ABOUT YOUR FUND'S EXPENSES at October 31, 2005 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2005 -October 31, 2005.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           EXPENSES
                                                             PAID
                                  BEGINNING     ENDING      DURING
                                   ACCOUNT      ACCOUNT     PERIOD*   ANNUALIZED
                                    VALUE        VALUE      5/1/05-     EXPENSE
ACTUAL                             5/1/05      10/31/05    10/31/05     RATIO**
------                             ------      --------    --------     -------
Small Cap Growth Fund
   Class I                       $1,000.00     $1,083.40     $5.25       1.00%
   Class A                        1,000.00      1,081.60      7.35       1.40%
Flexible Growth Fund - Class I    1,000.00      1,117.00      5.07       0.95%

HYPOTHETICAL (5% ANNUAL
   RETURN BEFORE EXPENSES)
--------------------------
Small Cap Growth Fund
   Class I                       $1,000.00     $1,020.16     $5.09       1.00%
   Class A                        1,000.00      1,018.15      7.12       1.40%
Flexible Growth Fund - Class I    1,000.00      1,020.42      4.84       0.95%

----------
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days (to reflect the one-half year period).
** Provident Investment Counsel, Inc. has agreed to waive fees and/or reimburse fund expenses so that the total annual operating expenses are limited to 1.00% for Small Cap Growth Fund - Class I, 1.40% for Small Cap Growth Fund -Class A, and 0.95% for Flexible Growth Fund - Class I.

PIC SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at October 31, 2005

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 97.07%
AEROSPACE & DEFENSE: 2.48%
    46,794   Argon St, Inc.* ...................................   $  1,240,041
    73,012   Flir Systems, Inc.* ...............................      1,530,331
    67,250   Hexcel Corp.* .....................................      1,063,895
                                                                   ------------
                                                                      3,834,267
                                                                   ------------
AIR FREIGHT & COURIERS: 1.51%
    27,250   UTI Worldwide, Inc.# ..............................      2,330,965
                                                                   ------------
BANKS: 2.26%
    37,700   Texas Capital Bancshares, Inc.* ...................        742,927
    48,864   UCBH Holdings, Inc. ...............................        850,233
    35,422   Wintrust Financial Corp. ..........................      1,901,453
                                                                   ------------
                                                                      3,494,613
                                                                   ------------
BIOTECHNOLOGY: 1.04%
    57,650   Protein Design Labs, Inc.* ........................      1,615,353
                                                                   ------------
CHEMICALS: 1.28%
     7,900   Minerals Technologies, Inc. .......................        422,334
    58,200   Symyx Technologies, Inc.* .........................      1,556,268
                                                                   ------------
                                                                      1,978,602
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES: 8.05%
    32,267   Anteon International Corp.* .......................      1,458,468
    32,500   CACI International, Inc. -- Class A* ..............      1,772,550
    38,852   CoStar Group, Inc.* ...............................      1,862,954
    24,050   CRA International, Inc.* ..........................      1,064,453
    48,500   Hudson Highland Group, Inc.* ......................      1,160,605
    68,000   Navigant Consulting, Inc.* ........................      1,425,960
    77,508   Resources Connection, Inc.* .......................      2,212,853
    46,200   SRA International, Inc. -- Class A* ...............      1,516,284
                                                                   ------------
                                                                     12,474,127
                                                                   ------------
COMMUNICATIONS EQUIPMENT: 3.45%
    44,900   Avocent Corp.* ....................................      1,376,634
    31,500   F5 Networks, Inc.* ................................      1,638,945
    25,500   SiRF Technology Holdings, Inc.* ...................        657,645
    67,000   ViaSat, Inc.* .....................................      1,660,930
                                                                   ------------
                                                                      5,334,154
                                                                   ------------
COMPUTER STORAGE & PERIPHERALS: 0.97%
    30,500   Avid Technology, Inc.* ............................      1,501,515
                                                                   ------------
CONSTRUCTION & ENGINEERING: 0.28%
    19,100   Chicago Bridge & Iron Co. - ADR ...................        425,930
                                                                   ------------
CONSTRUCTION MATERIALS: 2.60%
    66,100   Headwaters, Inc.* .................................      2,104,624
    38,600   Texas Industries, Inc. ............................      1,914,560
                                                                   ------------
                                                                      4,019,184
                                                                   ------------
DIVERSIFIED CONSUMER SERVICES: 2.11%
    38,634   Education Management Corp.* .......................      1,191,473
    15,200   Strayer Education, Inc. ...........................      1,360,552
    22,600   Universal Technical Institute, Inc.* ..............        708,058
                                                                   ------------
                                                                      3,260,083
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES: 3.88%
    47,700   Alliance Data Systems Corp.* ......................      1,696,212
    69,600   Euronet Worldwide, Inc.* ..........................      1,955,760
    28,200   iPayment Holdings, Inc.* ..........................      1,014,072
    21,600   National Financial Partners Corp. .................        976,968
    42,700   Primus Guaranty, Ltd.*# ...........................        375,760
                                                                   ------------
                                                                      6,018,772
                                                                   ------------
DIVERSIFIED TELECOMMUNICATIONS: 0.60%
    30,400   NeuStar, Inc.* ....................................        930,240
                                                                   ------------
ELECTRICAL EQUIPMENT: 1.40%
    12,200   Energy Conversion Devices, Inc.* ..................        377,468
    47,400   Roper Industries, Inc. ............................      1,786,980
                                                                   ------------
                                                                      2,164,448
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS: 3.73%
    35,278   DTS, Inc.* ........................................        571,504
    46,500   Faro Technologies, Inc.* ..........................        965,340
    38,800   Itron, Inc.* ......................................      1,686,248
    42,300   NovAtel, Inc.* # ..................................      1,207,242
    46,450   Trimble Navigation, Ltd.* .........................      1,341,011
                                                                   ------------
                                                                      5,771,345
                                                                   ------------
ENERGY EQUIPMENT & SERVICES: 3.20%
     3,200   CARBO Ceramics, Inc. ..............................        189,312
     8,000   Hydril* ...........................................        530,720
    64,500   KFX, Inc.* ........................................        939,765
    29,500   Unit Corp.* .......................................      1,545,800
    57,800   W-H Energy Services, Inc.* ........................      1,751,340
                                                                   ------------
                                                                      4,956,937
                                                                   ------------
FOOD & DRUG RETAILING: 0.50%
    27,250   United Natural Foods, Inc.* .......................        765,997
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES: 6.66%
    24,000   ArthroCare Corp.* .................................        881,520
    15,100   Aspect Medical Systems, Inc.* .....................        492,562
    66,000   Ev3, Inc.* ........................................        989,340
    24,813   Immucor, Inc.* ....................................        643,153
    19,100   Intuitive Surgical, Inc.* .........................      1,694,743
    45,800   Iris International, Inc.* .........................      1,074,010
    23,100   Neurometrix, Inc.* ................................        860,013
    29,900   Syneron Medical Ltd.* # ...........................      1,074,606
    68,000   Ventana Medical Systems, Inc.* ....................      2,606,440
                                                                   ------------
                                                                     10,316,387
                                                                   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PIC SMALL CAP GROWTH FUND

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES: 9.37%
    43,800   American Healthways, Inc.* ........................   $  1,776,528
    23,500   Centene Corp.* ....................................        473,525
    70,300   HealthExtras, Inc.* ...............................      1,479,815
    15,700   LCA-Vision, Inc. ..................................        659,557
    47,500   Merge Technologies, Inc.* .........................      1,095,825
    17,700   Pediatrix Medical Group, Inc.* ....................      1,363,962
    18,900   Psychiatric Solutions, Inc.* ......................      1,033,830
    32,200   Radiation Therapy Services, Inc.* .................        967,288
    30,700   Sierra Health Services, Inc.* .....................      2,302,500
    42,748   United Surgical Partners International, Inc.* .....      1,532,516
    70,446   VCA Antech, Inc.* .................................      1,817,507
                                                                   ------------
                                                                     14,502,853
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE: 6.48%
    43,700   Gaylord Entertainment Co.* ........................      1,725,276
    48,100   Life Time Fitness, Inc.* ..........................      1,786,434
    38,510   Rare Hospitality International, Inc.* .............      1,176,866
    33,000   Red Robin Gourmet Burgers, Inc.* ..................      1,591,590
    46,000   Shuffle Master, Inc.* .............................      1,166,560
    69,900   Texas Roadhouse, Inc. - Class A* ..................      1,100,226
    59,200   WMS Industries, Inc.* .............................      1,487,696
                                                                   ------------
                                                                     10,034,648
                                                                   ------------
HOUSEHOLD PRODUCTS: 0.55%
    19,700   Central Garden & Pet Co.* .........................        844,539
                                                                   ------------
INDUSTRIAL CONGLOMERATES: 0.92%
    31,200   Walter Industries, Inc. ...........................      1,424,904
                                                                   ------------
INSURANCE: 0.41%
    37,611   National Interstate Corp. .........................        638,259
                                                                   ------------
INTERNET SOFTWARE & SERVICES: 4.74%
    30,550   Ctrip.com International, Ltd. - ADR ...............      1,757,541
    32,800   Digital Insight Corp.* ............................        978,424
    61,200   Equinix, Inc.* ....................................      2,257,668
    87,850   Marchex, Inc. - Class B* ..........................      1,480,273
    48,800   Openwave Systems, Inc.* ...........................        872,056
                                                                   ------------
                                                                      7,345,962
                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS: 1.53%
    28,300   MarineMax, Inc.* ..................................        699,010
    42,300   SCP Pool Corp. ....................................      1,521,531
     9,100   Vistaprint Limited*# ..............................        154,063
                                                                   ------------
                                                                      2,374,604
                                                                   ------------
MACHINERY: 1.80%
    50,400   A.S.V., Inc.* .....................................      1,176,336
    26,786   Astec Industries, Inc.* ...........................        759,651
    19,800   ESCO Technologies, Inc.* ..........................        856,548
                                                                   ------------
                                                                      2,792,535
                                                                   ------------
MEDIA: 0.77%
   124,700   Lions Gate Entertainment Corp.*# ..................      1,197,120
                                                                   ------------
OIL & GAS CONSUMABLE FUELS: 3.91%
    49,800   Alon USA Energy, Inc.* ............................        971,100
    37,600   Carrizo Oil & Gas, Inc.* ..........................        975,344
    12,400   Denbury Resources, Inc.* ..........................        541,012
    44,400   Foundation Coal Holdings, Inc. ....................      1,665,000
    40,700   Toreador Resources Corp.* .........................      1,120,471
    50,400   Warren Resources, Inc.* ...........................        779,688
                                                                   ------------
                                                                      6,052,615
                                                                   ------------
PERSONAL PRODUCTS: 0.84%
    39,600   Chattem, Inc.* ....................................      1,306,800
                                                                   ------------
PHARMACEUTICALS: 1.23%
    52,700   Aspreva Pharmaceuticals Corp.* # ..................        733,584
    68,002   Medicines Co.* ....................................      1,165,554
                                                                   ------------
                                                                      1,899,138
                                                                   ------------
SEMICONDUCTOR EQUIPMENT: 2.23%
    23,421   Cymer, Inc.* ......................................        816,222
    52,300   Genesis Microchip, Inc.* ..........................      1,006,252
    50,400   O2Micro International Ltd*# .......................        660,240
    34,500   Tessera Technologies, Inc.* .......................        962,550
                                                                   ------------
                                                                      3,445,264
                                                                   ------------
SEMICONDUCTORS: 2.36%
    34,200   Cypress Semiconductor Corp.* ......................        465,120
    80,320   Integrated Device Technology, Inc.* ...............        793,562
    68,900   Microsemi Corp.* ..................................      1,596,413
    26,600   Trident Microsystems, Inc.* .......................        804,916
                                                                   ------------
                                                                      3,660,011
                                                                   ------------
SOFTWARE: 6.24%
    38,574   FileNet Corp.* ....................................      1,085,858
    54,500   Informatica Corp.* ................................        648,550
    48,100   Macromedia, Inc.* .................................      2,112,552
    34,900   Micros Systems, Inc.* .............................      1,602,608
    54,100   Sonic Solutions* ..................................      1,035,474
    85,350   THQ Inc.* .........................................      1,978,413
    92,000   Wind River Systems, Inc.* .........................      1,205,200
                                                                   ------------
                                                                      9,668,655
                                                                   ------------
SPECIALTY RETAIL: 4.25%
    66,230   Aaron Rents, Inc. .................................      1,304,731
    31,300   GameStop Corp. - Class A* .........................      1,110,524
    23,000   Guitar Center, Inc.* ..............................      1,198,530
    33,750   Hibbett Sporting Goods, Inc.* .....................        885,262
    51,300   Hot Topic, Inc.* ..................................        763,857
    27,200   Tractor Supply Co.* ...............................      1,319,200
                                                                   ------------
                                                                      6,582,104
                                                                   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                           PIC SMALL CAP GROWTH FUND

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS: 0.56%
    75,192   Quiksilver, Inc.* .................................   $    866,964
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS: 0.67%
    27,300   MSC Industrial Direct Co., Inc. - Class A .........      1,042,314
                                                                   ------------
TRUCKING: 1.51%
    39,900   Genesee & Wyoming Inc.* ...........................      1,278,795
    30,062   Old Dominion Freight Line, Inc.* ..................      1,063,894
                                                                   ------------
                                                                      2,342,689
                                                                   ------------
WIRELESS TELECOMMUNICATIONS: 0.70%
    73,500   Alamosa Holdings, Inc.* ...........................      1,087,800
                                                                   ------------
TOTAL COMMON STOCKS
(cost $110,998,519) ............................................    150,302,697
                                                                   ------------
MONEY MARKET INVESTMENTS: 4.03%
 3,136,843   SEI Daily Income Trust Government Fund ............      3,136,843
 3,106,571   SEI Daily Income Treasury Fund ....................      3,106,571
                                                                   ------------
                                                                      6,243,414
                                                                   ------------
TOTAL MONEY MARKET INVESTMENTS
(cost $6,243,414) ..............................................      6,243,414
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
(cost $117,241,933): 101.1% ....................................    156,546,111
Liabilities in Excess of Other Assets: (1.1%) ..................     (1,709,559)
                                                                   ------------
NET ASSETS: 101.0% .............................................   $154,836,552
                                                                   ============

----------
*     Non-income producing security.
#     U.S. traded security of a foreign issuer.
ADR - American Depositary Receipt.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            PIC FLEXIBLE GROWTH FUND

SCHEDULE OF INVESTMENTS at October 31, 2005

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 94.32%
AEROSPACE/DEFENSE: 1.30%
       895   Rockwell Collins, Inc. ............................   $     41,009
                                                                   ------------
BANKS: 1.67%
     1,720   Commerce Bancorp, Inc. ............................         52,408
                                                                   ------------
BIOTECHNOLOGY: 8.03%
     1,150   Genentech, Inc.* ..................................        104,190
       670   Genzyme Corp.* ....................................         48,441
     2,115   Gilead Sciences, Inc.* ............................         99,934
                                                                   ------------
                                                                        252,565
                                                                   ------------
CHEMICALS: 3.57%
     1,020   Monsanto Co. ......................................         64,270
       975   Praxair, Inc. .....................................         48,175
                                                                   ------------
                                                                        112,445
                                                                   ------------
COMMUNICATIONS EQUIPMENT: 2.03%
     1,605   Qualcomm, Inc. ....................................         63,815
                                                                   ------------
COMPUTER HARDWARE: 3.08%
     1,680   Apple Computer, Inc.* .............................         96,751
                                                                   ------------
CONSUMER FINANCE: 4.87%
       590   Capital One Financial Corp. .......................         45,046
     1,950   SLM Corp. .........................................        108,284
                                                                   ------------
                                                                        153,330
                                                                   ------------
DIVERSIFIED CONSUMER SERVICES: 1.90%
       948   Apollo Group, Inc. - Class A* .....................         59,743
                                                                   ------------
ENERGY EQUIPMENT & SERVICES: 6.23%
     2,300   BJ Services Co. ...................................         79,925
       785   Nabors Industries, Ltd.*# .........................         53,875
     1,080   Transocean, Inc.* # ...............................         62,089
                                                                   ------------
                                                                        195,889
                                                                   ------------
FOOD & DRUG RETAILING: 2.51%
     3,230   CVS Corp. .........................................         78,844
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES: 10.14%
       875   Alcon, Inc.* # ....................................        116,287
     3,025   St. Jude Medical, Inc.* ...........................        145,412
       895   Zimmer Holdings, Inc.* ............................         57,074
                                                                   ------------
                                                                        318,773
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES: 9.59%
     4,010   UnitedHealth Group, Inc. ..........................        232,139
       930   Wellpoint Inc.* ...................................         69,452
                                                                   ------------
                                                                        301,591
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE: 2.27%
     1,440   Carnival Corp. # ..................................         71,525
                                                                   ------------
HOUSEHOLD DURABLES: 1.86%
     1,550   Pulte Homes, Inc. .................................         58,575
                                                                   ------------
INTERNET SOFTWARE & SERVICES: 5.47%
       295   Google, Inc. - Class A* ...........................        109,781
     1,680   Yahoo! Inc.* ......................................         62,110
                                                                   ------------
                                                                        171,891
                                                                   ------------
INVESTMENT BANKING: 2.33%
       580   Goldman Sachs Group, Inc. .........................         73,295
                                                                   ------------
IT CONSULTING & SERVICES: 4.05%
     2,900   Cognizant Technology Solutions Corp. - Class A* ...        127,542
                                                                   ------------
MACHINERY: 2.05%
       635   ITT Industries, Inc. ..............................         64,516
                                                                   ------------
MUTLILINE RETAIL: 1.87%
     1,220   Kohl's Corp.* .....................................         58,719
                                                                   ------------
OIL & GAS: 1.74%
       975   Exxon Mobil Corp. .................................         54,736
                                                                   ------------
PHARMACEUTICALS: 4.07%
     2,045   Johnson & Johnson .................................        128,058
                                                                   ------------
SEMICONDUCTORS: 2.92%
     1,420   Broadcom Corp. - Class A* .........................         60,293
       680   Marvell Technology Group Ltd.*# ...................         31,559
                                                                   ------------
                                                                         91,852
                                                                   ------------
SOFTWARE: 5.94%
     1,200   Adobe Systems, Inc. ...............................         38,700
     2,300   SAP AG - ADR ......................................         98,762
     2,070   Symantec Corp.* ...................................         49,369
                                                                   ------------
                                                                        186,831
                                                                   ------------
SPECIALTY RETAIL: 2.89%
     1,495   Lowe's Companies, Inc. ............................         90,851
                                                                   ------------
TEXTILES, APPAREL & LUXURY GOODS: 1.94%
     1,240   Polo Ralph Lauren Corp. - Class A .................         61,008
                                                                   ------------
TOTAL COMMON STOCKS
(cost $2,446,809) ..............................................      2,966,562
                                                                   ------------
MONEY MARKET INVESTMENTS: 5.67%
    89,153   SEI Daily Income Trust Government Fund ............         89,153
    89,153   SEI Daily Income Treasury Fund ....................         89,153
                                                                   ------------
                                                                        178,306
                                                                   ------------
TOTAL MONEY MARKET INVESTMENTS
(cost $178,306) ................................................        178,306
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
(cost $2,625,115): 99.99% ......................................      3,144,868
Other Assets in Excess of Liabilities: 0.01% ...................            330
                                                                   ------------
NET ASSETS: 100.0% .............................................   $  3,145,198
                                                                   ============

----------
*     Non-income producing security.
#     U.S. traded security of a foreign issuer.
ADR - American Depositary Receipt.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2005
---------------------------------------------------------------------------------------------------
                                                                            PIC            PIC
                                                                         SMALL CAP       FLEXIBLE
                                                                        GROWTH FUND     GROWTH FUND
---------------------------------------------------------------------------------------------------
ASSETS:
   Investments at cost ..............................................  $117,241,933    $  2,625,115
                                                                       ============    ============
   Investments at value .............................................  $156,546,111    $  3,144,868
   Cash .............................................................        79,800              --

   Receivables:
      Investments sold ..............................................     1,744,689          40,430
      Fund shares sold ..............................................       319,804              --
      Dividends and interest ........................................        12,960             881
   Prepaid expenses .................................................        17,655           4,078
                                                                       ------------    ------------
         Total assets ...............................................   158,721,019       3,190,257
                                                                       ------------    ------------
LIABILITIES:
   Payables:
      Investments purchased .........................................     3,552,121              --
      Fund shares redeemed ..........................................       176,240              --
      Management fees ...............................................        47,874           3,691
      Deferred trustees' compensation (Note 3) ......................        33,912           8,488
      Administration fees ...........................................        19,331           2,548
      Audit fees ....................................................        15,304          16,000
      Fund accounting fees ..........................................        12,114           3,562
      Distribution and service fees .................................        11,127              --
      Custody fees ..................................................         9,712           2,806
      Transfer agent fees ...........................................         2,632           3,280
      Chief Compliance Officer fee (Note 3) .........................         1,484              21
   Accrued expenses .................................................         2,616           4,663
                                                                       ------------    ------------
         Total liabilities ..........................................     3,884,467          45,059
                                                                       ------------    ------------
NET ASSETS ..........................................................  $154,836,552    $  3,145,198
                                                                       ============    ============
NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital) ......................  $143,284,026    $  5,365,126
   Undistributed net investment loss ................................       (33,912)         (8,488)
   Undistributed net realized loss from investment transactions .....   (27,717,740)     (2,731,193)
   Net unrealized appreciation of investments .......................    39,304,178         519,753
                                                                       ------------    ------------
NET ASSETS ..........................................................  $154,836,552    $  3,145,198
                                                                       ============    ============
NET ASSET VALUE, OFFERING PRICE
AND REDEMPTION PRICE PER SHARE:
CLASS A SHARES:
   Net assets .......................................................  $ 31,873,849    $         --
   Shares outstanding (unlimited number of shares
      authorized, par value $0.01) ..................................     2,148,168              --
   NET ASSET VALUE PER SHARE ........................................  $      14.84    $         --
                                                                       ============    ============
   MAXIMUM OFFERING PRICE PER SHARE
      (NET ASSET VALUE DIVIDED BY 94.25%) ...........................  $      15.75    $         --
                                                                       ============    ============
CLASS I SHARES:
   Net assets .......................................................  $122,962,703    $  3,145,198
   Shares outstanding (unlimited number of shares
      authorized, par value $0.01) ..................................     7,454,966         154,631
   NET ASSET VALUE, OFFERING PRICE AND
      REDEMPTION PRICE PER SHARE ....................................  $      16.49    $      20.34
                                                                       ============    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                            STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2005
-----------------------------------------------------------------------------------------------------
                                                                              PIC            PIC
                                                                           SMALL CAP       FLEXIBLE
                                                                          GROWTH FUND     GROWTH FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $6,376 and $625) ...   $    330,523    $     17,112
   Interest ..........................................................        144,059           2,139
                                                                         ------------    ------------
      Total investment income ........................................        474,582          19,251
                                                                         ------------    ------------
EXPENSES:
   Management fees (Note 3) ..........................................      1,902,516          19,910
   Administration fees (Note 3) ......................................        268,906          29,999
   Distribution and service fees (Notes 4 and 5):
      Class A ........................................................        175,782              --
   Transfer agent fees ...............................................         82,338          17,233
   Fund accounting fees ..............................................         69,186          24,645
   Custody fees ......................................................         62,261           5,304
   Registration expense ..............................................         31,292           9,000
   Legal fees ........................................................         26,130           6,173
   Reports to shareholders ...........................................         24,358             378
   Audit fees ........................................................         21,907          15,964
   Trustees fees (Note 3) ............................................         14,986           6,608
   Insurance expense .................................................         14,546           1,987
   Chief Compliance Officer fee (Note 3) .............................          8,987              78
   Other expenses ....................................................          5,419           1,154
                                                                         ------------    ------------
      Total expenses .................................................      2,708,614         138,433
      Expenses waived and reimbursed by Advisor (Note 3) .............       (154,688)       (110,942)
                                                                         ------------    ------------
      Net expenses ...................................................      2,553,926          27,491
                                                                         ------------    ------------
         Net investment loss .........................................     (2,079,344)         (8,240)
                                                                         ------------    ------------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
   Net realized gain from investment transactions ....................     59,009,943           8,477
   Net unrealized appreciation (depreciation)
      during the year on investments .................................    (28,376,396)        514,140
                                                                         ------------    ------------
      Net realized and unrealized gain on investments ................     30,633,547         522,617
                                                                         ------------    ------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........   $ 28,554,203    $    514,377
                                                                         ============    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PIC SMALL CAP
                                                                                                      GROWTH FUND
                                                                                             Year Ended          Year Ended
                                                                                          October 31, 2005   October 31, 2004+
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss ................................................................     $ (2,079,344)       $ (3,121,952)
   Net realized gain (loss) from investment transactions ..............................       59,009,943          (5,888,270)
   Net unrealized depreciation during the year on investments .........................      (28,376,396)           (174,440)
                                                                                            ------------        ------------
      Net increase (decrease) in net assets resulting from operations .................       28,554,203          (9,184,662)
                                                                                            ------------        ------------
CAPITAL SHARE TRANSACTIONS:
   Class A:
      Shares sold .....................................................................        7,772,912          99,850,885
      Shares repurchased ..............................................................      (84,195,866)        (34,064,592)
                                                                                            ------------        ------------
         Net increase (decrease) from Class A capital share transactions ..............      (76,422,954)         65,786,293
                                                                                            ------------        ------------
   Class I:
      Shares sold .....................................................................       38,566,512          94,747,016
      Shares repurchased ..............................................................     (154,110,441)       (124,820,518)
      Shares issued in connection with the conversion from Class B shares* ............               --                  --
                                                                                            ------------        ------------
         Net decrease from Class I capital share transactions .........................     (115,543,929)        (30,073,502)
                                                                                            ------------        ------------
      Redemption fees .................................................................            3,648                  --
                                                                                            ------------        ------------
            Total increase (decrease) in net assets from capital share transactions ...     (191,963,235)         35,712,791
                                                                                            ------------        ------------
   Total increase (decrease) in net assets ............................................     (163,409,032)         26,528,129

NET ASSETS:
   Beginning of year ..................................................................      318,245,584         291,717,455
                                                                                            ------------        ------------
   End of year ........................................................................     $154,836,552        $318,245,584
                                                                                            ============        ============
   Undistributed net investment loss at end of year ...................................     $    (33,912)       $    (32,168)
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
   Class A:
      Shares sold .....................................................................          536,576           6,869,244
      Shares repurchased ..............................................................       (5,794,545)         (2,484,675)
                                                                                            ------------        ------------
         Net increase (decrease) in Class A fund shares ...............................       (5,257,969)          4,384,569
                                                                                            ============        ============
   Class I:
      Shares sold .....................................................................        2,372,914           6,083,750
      Shares repurchased ..............................................................       (9,255,467)         (7,964,548)
      Shares issued in connection with the conversion from Class B shares* ............               --                  --
                                                                                            ------------        ------------
         Net decrease in Class I fund shares ..........................................       (6,882,553)         (1,880,798)
                                                                                            ============        ============

----------
* As of July 1, 2004, the PIC Mid Cap Growth Fund converted from Class B shares to PIC Flexible Growth Class I shares.
+ On December 19, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PIC FLEXIBLE
                                                                                                     GROWTH FUND
                                                                                             Year Ended         Year Ended
                                                                                          October 31, 2005   October 31, 2004+
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss ................................................................     $     (8,240)       $    (37,233)
   Net realized gain from investment transactions .....................................            8,477             501,554
   Net unrealized appreciation (depreciation) during the year on investments ..........          514,140            (587,684)
                                                                                            ------------        ------------
      Net increase (decrease) in net assets resulting from operations .................          514,377            (123,363)
                                                                                            ------------        ------------
CAPITAL SHARE TRANSACTIONS:
   Class B:
      Shares repurchased ..............................................................               --            (896,838)
      Shares issued in connection with the conversion to Class I shares* ..............               --          (5,477,411)
                                                                                            ------------        ------------
         Net decrease from Class B capital share transactions .........................               --          (6,374,249)
                                                                                            ------------        ------------
   Class I:
      Shares sold .....................................................................          708,549                 326
      Shares repurchased ..............................................................         (541,456)           (196,602)
      Shares issued in connection with the conversion from Class B shares* ............               --           5,477,411
                                                                                            ------------        ------------
         Net increase from Class I capital share transactions .........................          167,093           5,281,135
                                                                                            ------------        ------------
      Redemption fees .................................................................               --                  --
                                                                                            ------------        ------------
            Total increase (decrease) in net assets from capital share transactions ...          167,093          (1,093,114)
                                                                                            ------------        ------------
   Total increase (decrease) in net assets ............................................          681,470          (1,216,477)

NET ASSETS:
   Beginning of year ..................................................................        2,463,728           3,680,205
                                                                                            ------------        ------------
   End of year ........................................................................     $  3,145,198        $  2,463,728
                                                                                            ============        ============
   Undistributed net investment loss at end of year ...................................     $     (8,488)       $     (8,056)
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
   Class B:
      Shares repurchased ..............................................................               --             (49,541)
      Shares issued in connection with the conversion to Class I shares* ..............               --            (159,274)
                                                                                            ------------        ------------
         Net decrease in Class B fund shares ..........................................               --            (208,815)
                                                                                            ============        ============
   Class I:
      Shares sold .....................................................................           38,924                  20
      Shares repurchased ..............................................................          (28,734)            (14,853)
      Shares issued in connection with the conversion from Class B shares* ............               --             159,274
                                                                                            ------------        ------------
         Net increase in Class I fund shares ..........................................           10,190             144,441
                                                                                            ============        ============

----------
* As of July 1, 2004, the PIC Mid Cap Growth Fund converted from Class B shares to PIC Flexible Growth Class I shares.
+ On December 19, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS

                            PIC SMALL CAP GROWTH FUND
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                               CLASS I
                                                               ----------------------------------------
                                                                FOR THE        FOR THE        FOR THE
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                               OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                                  2005           2004+          2003
                                                               ----------     ----------     ----------
PER SHARE DATA
Net asset value per share, beginning of year ...............   $    15.13     $    15.38     $    10.58
Income from investment operations:
   Net investment loss .....................................        (0.13)*        (0.14)         (0.08)
   Net realized gains (losses) and change in unrealized
      appreciation or depreciation on investments ..........         1.49*         (0.11)          4.88
                                                               ----------     ----------     ----------
      Total income (loss) from investment operations .......         1.36          (0.25)          4.80
                                                               ----------     ----------     ----------
   Redemption fees retained ................................         0.00#*         0.00#            --
                                                               ----------     ----------     ----------
DISTRIBUTIONS:
   From net realized gains .................................           --             --             --
                                                               ----------     ----------     ----------
   Total distributions .....................................           --             --             --
                                                               ----------     ----------     ----------
   Net asset value per share, end of year ..................   $    16.49     $    15.13     $    15.38
                                                               ----------     ----------     ----------
   Total return ............................................         8.99%         (1.63%)        45.37%
                                                               ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA:
   Net assets (dollars in millions), end of year ...........   $    122.9     $    217.0     $    249.5
   Ratio of expenses to average net assets:
      Before expense reimbursement or recoupment ...........         1.07%          0.99%          1.38%
      After expense reimbursement or recoupment ............         1.00%          0.99%          1.00%
   Ratio of net investment loss to average net assets:
      After expense reimbursement or recoupment ............        (0.81%)        (0.86%)        (0.78%)
   Portfolio turnover rate .................................        59.58%         99.08%        106.81%

----------
+ On December 19, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operations of each respective predecessor PIC Feeder Fund.
#     Amount is less than $0.01.
*     Per share numbers have been calculated using the average shares method.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS

                            PIC SMALL CAP GROWTH FUND
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

          CLASS I                                                    CLASS A
---------------------------       ------------------------------------------------------------------------------
 FOR THE          FOR THE          FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
OCTOBER 31,      OCTOBER 31,      OCTOBER 31       OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
   2002             2001             2005             2004+            2003             2002             2001
----------       ----------       ----------       ----------       ----------       ----------       ----------
$    13.23       $    39.06       $    13.67       $    13.97       $     9.65       $    12.13       $    19.38

     (0.10)           (0.08)           (0.17)*          (0.15)           (0.15)           (0.13)           (0.15)

     (2.55)           (9.61)            1.34*           (0.15)            4.47            (2.35)           (7.10)
----------       ----------       ----------       ----------       ----------       ----------       ----------
     (2.65)           (9.69)            1.17            (0.30)            4.32            (2.48)           (7.25)
----------       ----------       ----------       ----------       ----------       ----------       ----------

        --               --           0.00#*            0.00#               --               --               --
----------       ----------       ----------       ----------       ----------       ----------       ----------
        --           (16.14)              --               --               --               --               --
----------       ----------       ----------       ----------       ----------       ----------       ----------
        --           (16.14)              --               --               --               --
----------       ----------       ----------       ----------       ----------       ----------       ----------
$    10.58       $    13.23       $    14.84       $    13.67       $    13.97       $     9.65       $    12.13
----------       ----------       ----------       ----------       ----------       ----------       ----------
    (20.03%)         (37.11%)           8.56%           (2.15%)          44.77%          (20.45%)         (37.41%)
----------       ----------       ----------       ----------       ----------       ----------       ----------

$    126.6       $    176.0       $     31.9       $    101.3       $     42.2       $     35.3       $     39.6

      1.34%            1.26%            1.47%            1.36%            2.09%            1.86%            1.81%
      1.00%            1.00%            1.40%            1.37%            1.45%            1.45%            1.45%

     (0.75%)          (0.59%)          (1.19%)          (1.24%)          (1.23%)          (1.20%)          (1.04%)
    100.71%           99.00%           59.58%           99.08%          106.81%          100.71%           99.00%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS

                            PIC FLEXIBLE GROWTH FUND
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                                                    CLASS I
                                                   --------------------------------------------------------------------------
                                                    FOR THE         FOR THE         FOR THE         FOR THE         FOR THE
                                                   YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                   OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                      2005           2004*+           2003*           2002*           2001*
                                                   ----------      ----------      ----------      ----------      ----------
PER SHARE DATA
Net asset value per share,
   beginning of year ............................  $    17.06      $    17.62      $    12.85      $    15.47      $    30.42
Income from investment operations:
   Net investment loss ..........................       (0.05)          (0.26)          (0.29)          (0.37)          (0.36)
   Net realized gains (losses)
      and change in unrealized appreciation
      or depreciation on investments ............        3.33           (0.30)           5.06           (2.25)         (13.37)
                                                   ----------      ----------      ----------      ----------      ----------
      Total income (loss) from
         investment operations ..................        3.28           (0.56)           4.77           (2.62)         (13.73)
                                                   ----------      ----------      ----------      ----------      ----------
Redemption fees retained ........................          --           0.00#              --              --              --
                                                   ----------      ----------      ----------      ----------      ----------
DISTRIBUTIONS:
   From net realized gains ......................          --              --              --              --           (1.22)
                                                   ----------      ----------      ----------      ----------      ----------
   Total distributions ..........................          --              --              --              --           (1.22)
                                                   ----------      ----------      ----------      ----------      ----------
   Net asset value per share,
      end of year ...............................  $    20.34      $    17.06      $    17.62      $    12.85      $    15.47
                                                   ----------      ----------      ----------      ----------      ----------
   Total return .................................       19.23%          (3.18%)         37.12%         (16.94%)        (46.85%)
                                                   ==========      ==========      ==========      ==========      ==========
RATIOS/SUPPLEMENTAL DATA:
   Net assets (dollars in millions),
      end of year ...............................  $      3.1      $      2.5      $      3.7      $      3.5      $      5.6
   Ratio of expenses to average net assets:
      Before expense reimbursement ..............        4.86%           7.24%          10.38%           4.03%           3.53%
      After expense reimbursement ...............        0.97%           1.55%           2.14%           2.14%           2.14%
   Ratio of net investment loss
      to average net assets:
      After expense reimbursement ...............       (0.29%)         (1.25%)         (1.87%)         (1.99%)         (1.79%)
   Portfolio turnover rate ......................       60.00%         171.99%         133.51%         259.63%         148.64%

----------
* As of July 1, 2004, the PIC Mid Cap Growth Fund converted from Class B shares to PIC Flexible Growth Class I shares.
+ On December 19, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operations of each respective predecessor PIC Feeder Fund.
#     Amount is less than $0.01.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS at October 31, 2005

1 - ORGANIZATION

The PIC Flexible Growth Fund (formerly PIC Mid Cap Fund) and PIC Small Cap Fund are each a series of Advisors Series Trust ("the Trust") which is registered under the Investment Company Act of 1940 as an open-end management investment company. The PIC Small Cap Growth Fund - Class I commenced operations on September 30, 1993 and the PIC Small Cap Growth Fund - Class A commenced operations on February 3, 1997. The PIC Flexible Growth Fund commenced operations on March 31, 1999.

2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION: The Funds' investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price doe not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are valued at amortized cost, which approximates market value.

B. FEDERAL INCOME TAXES: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified with the capital accounts based on their Federal tax treatment.

D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E. SECURITIES LOANS: The Funds may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned.

F. REDEMPTION FEES: The Funds charge a 1% redemption fee to shareholders who redeem shares held for less than 30 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G. RECLASSIFICATION OF CAPITAL ACCOUNT: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2005, the PIC Small Cap Growth Fund decreased accumulated net investment loss and paid-in capital by $2,077,600 and $868,536 respectively and increased accumulated net realized loss by $1,209,064. The PIC Flexible Growth Fund decreased accumulated net investment loss and paid-in capital by $7,808. These reclassifications are due to certain permanent book and tax differences.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2005, Provident Investment Counsel, Inc. (the "Advisor"), an indirect, wholly owned sub-sidiary of Old Mutual PLC, provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, provides most of the personnel needed by each Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the PIC Small Cap Growth Fund and 0.70% based upon the average daily net assets of the PIC Flexible Growth Fund. For the year ended October 31, 2005, the PIC Small Cap Growth Fund and PIC Flexible Growth Fund incurred $1,902,516 and $19,910 in advisory fees, respectively.

The Funds are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Funds and/or to pay Fund operating expenses to the extent necessary to limit the Funds' aggregate annual operating expenses to 1.00% for the PIC Small Cap Fund - Class I and 1.40% for the PIC Small Cap Fund - Class A. Effective March 18, 2005, the Advisor has agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 0.95% for the PIC Flexible Growth Fund. For the period October 1, 2004 through March 17, 2005, the Advisor agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.00% for the PIC Flexible Growth Fund. Any such reductions made by the Advisor in its fees or payment of expenses which are the Funds' obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds' expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses.

For the year ended October 31, 2005, the Advisor reduced its fees and absorbed Fund expenses in the amount of $154,688 and $110,942 for the PIC Small Cap Growth Fund and PIC Flexible Growth Fund, respectively.

At October 31, 2005, the amount available for reimbursement to the Advisor by each Fund, are as follows:

      FUND                                                        TOTAL
      ----                                                        -----
      PIC Small Cap Growth Fund                                 $ 994,718
      PIC Flexible Growth Fund                                  $ 531,164

At October 31, 2005, accumulative expenses subject to recapture for the Funds expire as follows:

                                                  OCTOBER 31,
                                     -----------------------------------
      FUND                             2006          2007         2008
      ----                             ----          ----         ----
      PIC Small Cap Growth Fund      $840,030      $     --     $154,688
      PIC Flexible Growth Fund       $250,024      $170,198     $110,942

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agents and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate from each Fund:

FUND ASSET LEVEL                              FEE RATE
----------------                              --------
Less than $15 million                         $30,000
$15 million to less than $50 million          0.20% of average daily net assets
$50 million to less than $100 million         0.15% of average daily net assets
$100 million to less than $150 million        0.10% of average daily net assets
More than $150 million                        0.05% of average daily net assets

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

For the year ended October 31, 2005, the PIC Small Cap Growth Fund and PIC Flexible Growth Fund incurred $268,906 and $29,999 in administration fees, respectively.

U.S. Bancorp Fund Services, LLC ("USBFS") also serves as the Fund Accountant and Transfer Agent to the Funds. U.S. Bank, N.A., an affiliate of USBFS, serves as the Funds' custodian.

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are also officers of the Administrator and Distributor.

The PIC Investment Trust (previous Trust of the Funds) approved a Deferred Compensation Plan for its Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). The phantom share account is marked to market on January 1 of each calendar year. The phantom share account balances were as follows on January 1, 2005:

      PIC Small Cap Growth Fund                 $33,912
      PIC Flexible Growth Fund                    8,488

For the year ended October 31, 2005, the PIC Small Cap Growth Fund and PIC Flexible Growth Fund were allocated $8,987 and $78, respectively of the Chief Compliance Officer fee.

4 - SHAREHOLDER SERVICING FEE

The PIC Small Cap Growth Fund - Class A has entered into a Shareholder Servicing Agreement with the Advisor under which the Fund pays servicing fees at an annual rate of 0.15% of the average daily net assets of the Fund. Payments to the Advisor under the Shareholder Servicing Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended October 31, 2005, the PIC Small Cap Fund - Class A incurred shareholder servicing fees of $65,918 under the agreement.

5 - DISTRIBUTION COSTS

The PIC Small Cap Growth Fund - Class A has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent a compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended October 31, 2005, the PIC Small Cap Growth Fund - Class A paid the Distribution Coordinator $109,864.

6 - PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2005, the cost of purchases and the proceeds from sales of securities, excluding short-term securities were:

                                      PURCHASES         SALES
                                      ---------         -----
      PIC Small Cap Growth Fund     $138,347,355    $326,802,815
      PIC Flexible Growth Fund      $  1,684,512    $  1,674,770

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

7 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS Net investment loss and realized and unrealized gains and losses differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, net operating losses, and deferred trustees compensation.

There were no distributions paid during the years ended October 31, 2005 and 2004.

As of October 31, 2005, the components of net assets on a tax basis were as follows:

                                                    PIC              PIC
                                                 SMALL CAP         FLEXIBLE
                                                GROWTH FUND      GROWTH FUND

      Cost of investments                      $117,798,657      $ 2,628,903
                                               ============      ===========
      Gross unrealized appreciation              42,771,710          569,566
      Gross unrealized depreciation              (4,024,256)         (53,601)
                                               ------------      -----------
      Net unrealized appreciation              $ 38,747,454      $   515,965
                                               ============      ===========
      Undistributed ordinary income                 (33,912)          (8,488)
      Undistributed long-term capital gain               --               --
                                               ------------      -----------
      Total distributable earnings             $    (33,912)     $    (8,488)
                                               ============      ===========
      Other accumulated gains (losses)          (27,161,016)      (2,727,405)
                                               ------------      -----------
      Total accumulated earnings (losses)      $(11,552,526)     $(2,219,928)
                                               ============      ===========

At October 31, 2005, certain Funds had tax capital losses which may be carried over to offset future gains. Such losses expire as follows:

                                                       CAPITAL LOSSES EXPIRING IN:
                           ---------------------------------------------------------------------------------
                               2009            2010          2011          2012        2013         TOTAL
                               ----            ----          ----          ----        ----         -----
PIC Small Cap
Growth Fund                $(7,244,259)   $(10,919,530)   $      --    $(8,997,227)   $   --    $(27,161,016)
PIC Flexible Growth Fund    (2,141,616)       (381,989)    (203,800)            --        --      (2,727,405)

During the year ended October 31, 2005, the PIC Flexible Growth Fund utilized capital loss carryforwards of $11,959.

8 - MERGERS AND REORGANIZATIONS

On December 18, 2003 the shareholders of the Provident Investment Council Funds ("PIC Funds") approved the reorganization of the Funds into the Advisors Series Trust. On December 19, 2003 the PIC Funds merged into four newly formed shell portfolios of the Advisors Series Trust ("AST"). These shell portfolios were formed solely to acquire the assets and liabilities of the PIC Funds in a tax-free reorganization. As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of the reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of transfer. The net assets and net unrealized appreciation of the PIC Funds at the time of transfer were as follows:

                                     NET ASSETS        NET APPRECIATION
                                     ----------        ----------------
      PIC Small Cap Growth*         $298,377,127          $64,913,081
      PIC Flexible Growth           $  3,625,835          $   420,487

* Sum of both Class I & A

Prior to reorganizing into the AST the PIC Funds operated as feeders in a master-feeder structure. At the close of business December 19, 2003, and immediately before merging into AST, the master-feeder structure was unwound and the Funds became open-end mutual funds. The unwinding of the master-feeder structure was completed on a tax-free basis. The cost basis of the holdings in the masters, at the time of the reorganization, are reflected in the holdings and operations of the Funds after the reorganization. In the case of the Flexible Growth Fund the predecessor portfolio was the lone feeders that invested its assets with its corresponding master. In the case of the Small Cap Growth Fund the two feeders that invested its assets in the master were reorganized as two separate classes of the new shell fund. The historical operations and performance shown for all funds and classes, represents that of the predecessor feeders.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM at October 31, 2005

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
PIC Small Cap Growth Fund
PIC Flexible Growth Fund

We have audited the accompanying statements of assets and liabilities of Provident Investment Counsel ("PIC") Small Cap Growth Fund and PIC Flexible Growth Fund, each a series of Advisors Series Trust (the "Trust"), including the schedules of investments, as of October 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 2003 have been audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. When brokers did not reply to our confirmation request, we performed alternative audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Advisors Series Trust, as of October 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 13, 2005

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

NOTICE TO SHAREHOLDERS at October 31, 2005 (Unaudited)

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-618-7643 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2005

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-618-7643. Furthermore, you can obtain the Funds' proxy voting records on the SEC's website at http://www.sec.gov.

QUARTERLY FILINGS FROM FORM N-Q

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Funds' Forms N-Q is also available upon request by calling 1-800-618-7643.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

This chart provides information about the Trustees and Officers who oversee your Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES at October 31, 2005 (Unaudited)

--------------------------------------------------------------------------------------------------------------
Name, Age
Address                                                                                           Number of
Position Held with Funds                                                           Trustee        Portfolios
Principal Occupation(s) and other                                                 of Funds        Overseen in
Directorships during past five years                                                Since        Fund Complex*
--------------------------------------------------------------------------------------------------------------
WALTER E. AUCH, BORN 1921                                                           1997               2
2020 E. Financial Way
Glendora, CA 91741
Trustee
Management Consultant, formerly Chairman, CEO of Chicago Board Options
Exchange and former President of Paine Webber
Other Directorships: Nicholas-Applegate Funds,
Citigroup, Pimco Advisors LLP, Senele Group and UBS Capital Management
--------------------------------------------------------------------------------------------------------------
JAMES CLAYBURN LAFORCE, BORN 1928                                                   2002               2
2020 E. Financial Way
Glendora, CA 91741
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group, BlackRock Funds,
Arena Pharmaceuticals, and Cancervax
--------------------------------------------------------------------------------------------------------------
DONALD E. O'CONNOR, BORN 1936                                                       1997               2
2020 E. Financial Way
Glendora, CA 91741
Trustee
Financial Consultant, formerly Executive Vice President and Chief Operating
Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

                   PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

--------------------------------------------------------------------------------------------------------------
Name, Age
Address                                                                                           Number of
Position Held with Funds                                                           Trustee        Portfolios
Principal Occupation(s) and other                                                 of Funds        Overseen in
Directorships during past five years                                                Since        Fund Complex*
--------------------------------------------------------------------------------------------------------------
GEORGE J. REBHAN, BORN 1934                                                         2002               2
2020 E. Financial Way
Glendora, CA 91741
Trustee
Retired; formerly President, Hotchkis and Wiley Funds
(mutual funds) from 1985 to 1993.
Trustee: E*Trade Funds
--------------------------------------------------------------------------------------------------------------
GEORGE T. WOFFORD III, BORN 1939                                                    1997               2
2020 E. Financial Way
Glendora, CA 91741
Trustee
Senior Vice President, Information Services, Federal Home
Loan Bank of San Francisco.
Other Directorships: None

INTERESTED TRUSTEES AND OFFICERS at October 31, 2005 (Unaudited)

--------------------------------------------------------------------------------------------------------------
Name, Age
Address                                                                                           Number of
Position Held with Funds                                                           Trustee        Portfolios
Principal Occupation(s) and other                                                 of Funds        Overseen in
Directorships during past five years                                                Since        Fund Complex*
--------------------------------------------------------------------------------------------------------------
ERIC M. BANHAZL, BORN 1957                                                          1997               2
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the Funds' administrator
(since July 2001); Treasurer, Investec Funds; formerly, Executive Vice President,
Investment Company Administration, LLC ("ICA") (the Funds' former administrator).
--------------------------------------------------------------------------------------------------------------
ROBERT M. SLOTKY, BORN 1947                                                         N/A               N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services, LLC, the Fund's administrator
(since July 2001); formerly Senior Vice President, ICA (the Fund's former administrator).
--------------------------------------------------------------------------------------------------------------
RODNEY A. DEWALT, BORN 1967                                                         N/A               N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Legal and Compliance Administrator, U.S. Bancorp Fund Services, LLC (since
January 2003); Thrivent Financial for Lutherans from 2000 to 2003; Attorney
Private Practice, 1997 to 2000.
--------------------------------------------------------------------------------------------------------------

                   PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

--------------------------------------------------------------------------------------------------------------
Name, Age
Address                                                                                           Number of
Position Held with Funds                                                           Trustee        Portfolios
Principal Occupation(s) and other                                                 of Funds        Overseen in
Directorships during past five years                                                Since        Fund Complex*
--------------------------------------------------------------------------------------------------------------
DOUGLAS G. HESS, BORN 1967                                                          N/A               N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President Compliance and Administration, U.S. Bancorp Fund
Services, LLC (since March 1997).

----------
* The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

                                PIC MUTUAL FUNDS

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS - ADVISORS SERIES TRUST

WALTER E. AUCH, Independent Trustee
JAMES CLAYBURN LAFORCE, Independent Trustee
DONALD E. O'CONNOR, Independent Trustee
GEORGE J. REBHAN, Independent Trustee
GEORGE T. WOFFORD III, Independent Trustee
ERIC M. BANHAZL, President and Trustee
BUD SLOTKY, Vice President and Chief Compliance Officer
RODNEY A. DEWALT, Secretary
DOUGLAS G. HESS, Treasurer

INVESTMENT ADVISOR

PROVIDENT INVESTMENT COUNSEL
300 N. Lake Avenue
Pasadena, CA 91101
(626) 449-8500

DISTRIBUTOR

QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL

PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TAIT, WELLER & BAKER, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

WHY INVEST WITH PROVIDENT INVESTMENT COUNSEL?

COMMITMENT TO OUR SHAREHOLDERS
      o     Dedicated investment team managing your investments
      o     Focused on shareholder objectives and needs

PASSION FOR GROWTH INVESTING
      o     "Pure growth" philosophy and consistent investment style
      o "Multiple points of knowledge" provide intimate understanding of companies

UNIQUELY STRUCTURED INVESTMENT TEAMS
      o     Significant number of professionals committed to growth philosophy
      o     Transparent process that "digs deep" into company fundamentals

This annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after October 31, 2005, this annual report must be accompanied by performance updates for the most recent calendar quarter.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                      Shareholder Services: (800) 618-7643

                            Website: www.provnet.com

                                                                         (10/05)

ANNUAL REPORT
OCTOBER 31, 2005

[LOGO, PIC]


                                               FAMILY OF GROWTH-ORIENTED
                                               MUTUAL FUNDS
                                               o  Select Growth Fund, Class I

[The following table was represented as a line graph in the printed material.]

                         PIC Select
                        Growth Fund,      S&P 500       Russell 1000
                          Class I       Daily Reinv     Growth Index
           12/29/1999      10,000         10,000           10,000
           10/31/2000       8,780          9,859            9,409
           10/31/2001       3,680          7,403            5,650
           10/31/2002       2,760          6,285            4,542
           10/31/2003       3,250          7,592            5,533
           10/31/2004       3,130          8,308            5,720
           10/31/2005       3,560          9,032            6,224

TOTAL RETURN:

                                                                                       Since
                                                   1 Year    3 Years*    5 Years*    Inception*
                                                   ------    --------    --------    ----------
PIC SELECT GROWTH (INCEPTION DECEMBER 29, 1999)    13.74%      8.85%     -16.49%      -16.20%
S&P 500 INDEX                                       8.72%     12.85%      -1.74%       -1.73%
RUSSELL 1000 GROWTH INDEX                           8.81%     11.07%      -7.93%       -7.80%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-618-7643.

* Average Annual Total Return represents the average change in account value over the periods indicated.

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Indices do not incur expenses and are not available for investment.

Risks: Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

PIC SELECT GROWTH FUND

TOP TEN EQUITY HOLDINGS

                                        % OF
SECURITY                             NET ASSETS
--------                             ----------
UnitedHealth Group, Inc.                7.96%     PROVIDES HEALTH CARE COVERAGE
                                                  AND RELATED SERVICES, SERVING
                                                  OVER 50 MILLION AMERICANS.
Genentech, Inc.                         5.51%     DEVELOPS BIOTHERAPEUTICS FOR
                                                  THE TREATMENT OF CANCER,
                                                  GROWTH HORMONE DEFICIENCY,
                                                  HEART ATTACKS, ASTHMA, CYSTIC
                                                  FIBROSIS, AND CHRONIC PLAQUE
                                                  PSORIASIS.
St. Jude Medical, Inc.                  5.36%     MANUFACTURES PACEMAKERS,
                                                  IMPLANTABLE CARDIOVERTER
                                                  DIFIBRILLATORSAND OTHER
                                                  CARDIVASCULAR MEDICAL DEVICES.
BJ Services Co.                         4.78%     PROVIDES PRESSURE PUMPLING FOR
                                                  OIL AND GAS WELLS PRIMARILY IN
                                                  THE U.S. PRESSURE PUMPING
                                                  INCLUDES WELL STIMULATION AND
                                                  CEMENTING. THE COMPANY ALSO
                                                  OFFERS CASING AND TUBULAR
                                                  SERVICES AND PROCESS AND
                                                  PIPELINE SERVICES.
Cognizant Technology Solutions Corp.    4.59%     PROVIDER OF CUSTOM INFORMATION
                                                  TECHNOLOGY DESIGN,
                                                  DEVELOPMENT, INTEGRATION AND
                                                  MAINTENANCE SERVICES.
Johnson & Johnson                       4.40%     MANUFACTURES HEALTH CARE
                                                  PRODUCTS AND PROVIDES RELATED
                                                  SERVICES FOR CONSUMER,
                                                  PHARMACEUTICAL AND MEDICAL
                                                  MARKETS.
Lowe's Companies, Inc.                  4.27%     OPERATES HOME IMPROVEMENT
                                                  STORES OFFERING DECORATING,
                                                  MAINTENANCE, REPAIR AND
                                                  REMODELING PRODUCTS.
Gilead Sciences, Inc.                   4.05%     DEVELOPS ANTI-INFECTIVE AND
                                                  ANTIFUNGAL DRUGS USED TO TREAT
                                                  PATIENTS SUFFERING FROM
                                                  LIFE-THREATENING DISEASES.
                                                  LEAD PRODUCT IS AN ORAL
                                                  FORMULATION OF A NUCLEOTIDE
                                                  ANALOGUE REVERSE TRANSCRIPTASE
                                                  INHIBITOR USED TO TREAT HIV
                                                  INFECTION IN ADULTS.
SAP AG - ADR                            3.96%     A GERMAN COMPANY ENGAGED IN
                                                  THE DEVELOPMENT OF
                                                  CLIENT/SERVER ENTERPRISE
                                                  APPLICATION SOFTWARE FOR
                                                  BUSINESSES.
Kohl's Corp.                            3.86%     OPERATES FAMILY-ORIENTED,
                                                  SPECIALTY DEPARTMENT STORES
                                                  THAT OFFER MODERATELY PRICED,
                                                  BRAND MERCHANDISE TARGETED
                                                  TORWARD MIDDLE-INCOME
                                                  CUSTOMERS.

PIC SELECT GROWTH FUND

SECTOR ALLOCATION
PERCENTAGE OF TOTAL INVESTMENTS

                                                  As of 10/31/05
                                                  --------------
                 Health Care                           32.9%
                 Information Technology                26.4%
                 Consumer Discretionary                12.9%
                 Financials                             9.3%
                 Energy                                 7.9%
                 Materials                              4.9%
                 Consumer Staples                       3.3%
                 Short-Term Investments                 2.4%


                          Equity Sector Diversification
                             (As of October 31, 2005)

                                   [graphic]

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

INFORMATION ABOUT YOUR FUND'S EXPENSES - October 31, 2005 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2005 - October 31, 2005.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            EXPENSES
                                                              PAID
                                    BEGINNING    ENDING      DURING
                                     ACCOUNT     ACCOUNT     PERIOD*  ANNUALIZED
                                      VALUE       VALUE     5/1/05 -    EXPENSE
                                     5/1/05     10/31/05    10/31/05    RATIO**
                                     ------     --------    --------    -------
ACTUAL
   Select Growth Fund - Class I    $1,000.00    $1,109.00     $5.85     1.10%

HYPOTHETICAL (5% ANNUAL
 RETURN BEFORE EXPENSES)
   Select Growth Fund - Class I    $1,000.00    $1,019.66     $5.60     1.10%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days (to reflect the one-half year period).

** Provident Investment Counsel, Inc. has agreed to waive fees and/or reimburse fund expenses so that the total annual operating expenses are limited to 1.10% for Select Growth Fund - Class I.

                             PIC SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2005

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 96.97%
BIOTECHNOLOGY - 9.68%
     8,600   Genentech, Inc.* ..................................   $    779,160
    12,125   Gilead Sciences, Inc.* ............................        572,906
                                                                   ------------
                                                                      1,352,066
                                                                   ------------
CHEMICALS - 4.88%
     5,825   Monsanto Company ..................................        367,033
     6,375   Praxair, Inc. .....................................        314,989
                                                                   ------------
                                                                        682,022
                                                                   ------------
COMMUNICATIONS EQUIPMENT - 2.65%
     9,300   Qualcomm Inc. .....................................        369,768
                                                                   ------------
COMPUTER HARDWARE - 3.72%
     9,025   Apple Computer, Inc.* .............................        519,750
                                                                   ------------
CONSUMER FINANCE - 5.70%
     3,800   Capital One Financial Corp. .......................        290,130
     9,100   SLM Corp. .........................................        505,323
                                                                   ------------
                                                                        795,453
                                                                   ------------
DIVERSIFIED CONSUMER SERVICES - 2.48%
     5,500   Apollo Group, Inc. - Class A* .....................        346,610
                                                                   ------------
ENERGY EQUIPMENT & SERVICES - 5.92%
    19,450   BJ Services Co. ...................................        675,888
     2,625   Transocean, Inc.* # ...............................        150,911
                                                                   ------------
                                                                        826,799
                                                                   ------------
FOOD & DRUG RETAILING - 3.23%
    18,500   CVS Corp. .........................................        451,585
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 8.06%
    15,775   St. Jude Medical, Inc.* ...........................        758,304
     5,750   Zimmer Holdings, Inc.* ............................        366,678
                                                                   ------------
                                                                      1,124,982
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES - 10.52%
    19,450   UnitedHealth Group, Inc. ..........................      1,125,961
     4,600   Wellpoint Inc.* ...................................        343,528
                                                                   ------------
                                                                      1,469,489
                                                                   ------------
HOUSEHOLD DURABLES - 2.06%
     7,625   Pulte Homes, Inc. .................................        288,149
                                                                   ------------
INTERNET SOFTWARE & SERVICES - 6.99%
     1,400   Google Inc. - Class A* ............................        520,996
    12,300   Yahoo! Inc.* ......................................        454,731
                                                                   ------------
                                                                        975,727
                                                                   ------------

                             PIC SELECT GROWTH FUND

SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2005

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 96.97% (Continued)
INVESTMENT BANKING - 3.55%
     3,925   Goldman Sachs Group, Inc. .........................   $    496,002
                                                                   ------------
IT CONSULTING & SERVICES - 4.65%
    14,750   Cognizant Technology Solutions Corp. - Class A* ...        648,705
                                                                   ------------
MULTILINE RETAIL - 3.91%
    11,350   Kohl's Corp.* .....................................        546,275
                                                                   ------------
OIL & GAS CONSUMABLE FUELS - 1.93%
     4,800   Exxon Mobil Corp. .................................        269,472
                                                                   ------------
PHARMACEUTICALS - 4.46%
     9,950   Johnson & Johnson .................................        623,069
                                                                   ------------
SEMICONDUCTORS - 2.57%
     8,450   Broadcom Corp. - Class A* .........................        358,787
                                                                   ------------
SOFTWARE - 5.68%
    13,050   SAP AG - ADR ......................................        560,367
     9,775   Symantec Corp.* ...................................        233,134
                                                                   ------------
                                                                        793,501
                                                                   ------------
SPECIALTY RETAIL - 4.33%
     9,950   Lowe's Companies, Inc. ............................        604,661
                                                                   ------------
TOTAL COMMON STOCKS
(cost $11,332,169)  ............................................     13,542,872
                                                                   ------------

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
MONEY MARKET INVESTMENTS - 2.36%
   165,050   SEI Daily Income Trust Government Fund ............        165,050
   165,050   SEI Daily Income Treasury Fund ....................        165,050
                                                                   ------------
                                                                        330,100
                                                                   ------------
TOTAL MONEY MARKET INVESTMENTS
(cost $330,100) ................................................        330,100
                                                                   ------------
                  TOTAL INVESTMENTS IN SECURITIES
                     (COST $11,662,269) - 99.33%                     13,872,972
                  OTHER ASSETS IN EXCESS OF LIABILITIES - 0.67%          94,037
                                                                   ------------
                  NET ASSETS - 100.00%                             $ 13,967,009
                                                                   ============

* Non-income producing security.
# U.S. traded security of a foreign issuer.
ADR - American Depositary Receipt

STATEMENT OF ASSETS AND LIABILITIES
AT OCTOBER 31, 2005

                                                                                  PIC
                                                                             SELECT GROWTH
                                                                                  FUND
------------------------------------------------------------------------------------------
ASSETS:
                         Investments at cost                                  $ 11,662,269
                                                                              ============
                         Investments at value                                 $ 13,872,972
                         Cash                                                        5,790

                         Receivables:
                            Investments sold                                       309,288
                            Dividends and interest                                   3,114
                         Prepaid expenses                                            3,854
                                                                              ------------
                                  Total assets                                  14,195,018
                                                                              ------------
LIABILITIES:
                         Payables:
                            Fund shares redeemed                                   181,216
                            Audit fees                                              16,163
                            Management fees                                          5,473
                            Transfer agent fees                                      4,455
                            Fund accounting fees                                     4,014
                            Deferred trustees' compensation (Note 3)                 2,934
                            Custody fees                                             2,618
                            Administration fees                                      2,571
                            Reports to shareholders                                  2,422
                            Distribution and service fees                            1,881
                            Chief Compliance Officer fee                               124
                         Accrued expenses                                            4,138
                                                                              ------------
                                  Total liabilities                                228,009
                                                                              ------------
NET ASSETS                                                                    $ 13,967,009
                                                                              ============
NET ASSETS CONSIST OF:
                            Capital (capital stock and paid-in capital)       $ 35,322,677
                            Undistributed net investment loss                       (2,934)
                            Undistributed net realized loss from investment
                               transactions                                    (23,563,437)
                            Net unrealized appreciation of
                               investments                                       2,210,703
                                                                              ------------
NET ASSETS                                                                    $ 13,967,009
                                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
CLASS I SHARES:
                         Net assets                                           $ 13,967,009
                         Shares outstanding (Unlimited number of shares
                            authorized, par value $0.01)                         3,919,707
                         NET ASSET VALUE, OFFERING PRICE AND
                            REDEMPTION PRICE PER SHARE                        $       3.56
                                                                              ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2005

                                                                       PIC
                                                                   SELECT GROWTH
                                                                       FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
       Dividends (net of foreign withholding taxes of $1,995)      $    105,772
       Interest                                                           5,629
                                                                   ------------
          Total investment income                                       111,401
                                                                   ------------
EXPENSES:
       Management fees (Note 3)                                         148,110
       Administration fees (Note 3)                                      32,975
       Fund accounting fees                                              25,649
       Service fees (Note 4)                                             24,685
       Transfer agent fees                                               20,308
       Registration expense                                              17,945
       Audit fees                                                        16,145
       Custody fees                                                       6,920
       Legal fees                                                         6,540
       Trustees fees (Note 3)                                             5,653
       Insurance expense                                                  2,960
       Chief Compliance Officer fee (Note 3)                                630
       Reports to shareholders                                              522
       Other expenses                                                     4,134
                                                                   ------------
          Total expenses                                                313,176
          Expenses reimbursed by Advisor (Note 3)                      (132,153)
                                                                   ------------
          Net expenses                                                  181,023
                                                                   ------------
          Net investment loss                                           (69,622)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
       Net realized gain from investment transactions                 1,543,414
       Net unrealized appreciation during the year
          on investments                                                644,998
                                                                   ------------
          Net realized and unrealized gain on investments             2,188,412
                                                                   ------------
          NET INCREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                             $  2,118,790
                                                                   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES
IN NET ASSETS

                                                                                                 PIC
                                                                                            SELECT GROWTH
                                                                                                 FUND
                                                                                --------------------------------------
                                                                                   Year Ended            Year Ended
                                                                                October 31, 2005      October 31, 2004+
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                                                          $        (69,622)     $       (154,599)
   Net realized gain from investment transactions                                      1,543,414               212,369
   Net unrealized appreciation (depreciation) during the year on investments             644,998              (750,197)
                                                                                --------------------------------------
      Net increase (decrease) in net assets resulting from operations                  2,118,790              (692,427)
                                                                                --------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class I:
      Shares sold                                                                        643,037             1,337,479
      Shares repurchased                                                              (6,680,560)           (2,924,089)
                                                                                --------------------------------------
         Net decrease from Class I capital share transactions                         (6,037,523)           (1,586,610)
                                                                                --------------------------------------
   Total increase (decrease) in net assets                                            (3,918,733)           (2,279,037)
                                                                                --------------------------------------
NET ASSETS:
   Beginning of year                                                                  17,885,742            20,164,779
                                                                                --------------------------------------
   End of year                                                                  $     13,967,009      $     17,885,742
                                                                                ======================================
   Undistributed net investment loss at end of period                           $         (2,934)     $         (2,779)
                                                                                ======================================
FUND SHARE TRANSACTIONS:
   Class I:
      Shares sold                                                                        190,094               399,218
      Shares repurchased                                                              (1,988,459)             (887,989)
                                                                                --------------------------------------
         Net decrease in Class I fund shares                                          (1,798,365)             (488,771)
                                                                                ======================================

+ On December 19, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                         PIC SELECT GROWTH FUND - CLASS I
                                                ----------------------------------------------------------------------------------
                                                                                           FOR THE
                                                                                            PERIOD                FOR THE
                                                  FOR THE       FOR THE       FOR THE     MAY 1, 2002            YEAR ENDED
                                                YEAR ENDED    YEAR ENDED    YEAR ENDED     THROUGH                APRIL 30,
                                                OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,     ------------------------
                                                   2005          2004^         2003          2002*           2002          2001
                                                   ----          -----         ----          -----           ----          ----
Per Share Data
Net asset value per share, beginning of period  $     3.13    $     3.25    $     2.76    $     3.82      $     5.42    $     9.61
Income from investment operations:
   Net investment income (loss)                      (0.02)        (0.03)        (0.02)        (0.01)          (0.03)        (0.04)
   Net realized gains (losses) and change in
      unrealized appreciation or depreciation
      on investments                                  0.45         (0.09)         0.51         (1.05)          (1.57)        (4.15)
                                                ----------------------------------------------------------------------------------
         Total income (loss) from investment
            operations                                0.43         (0.12)         0.49         (1.06)          (1.60)        (4.19)
                                                ----------------------------------------------------------------------------------
Distributions:
   From net realized gains                              --            --            --            --              --            --
                                                ----------------------------------------------------------------------------------
   Total distributions                                  --            --            --            --              --            --
                                                ----------------------------------------------------------------------------------
   Net asset value per share, end of period     $     3.56    $     3.13    $     3.25    $     2.76      $     3.82    $     5.42
                                                ----------------------------------------------------------------------------------
   Total return                                      13.74%        (3.69%)       17.75%       (27.75%)++      (29.52%)       (43.6%)
----------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
   Net assets (dollars in millions),
      end of period                             $     14.0    $     17.9    $     20.2    $     16.1      $     22.1    $     26.7
   Ratio of expenses to average net assets:
      Before expense reimbursement                    1.90%         1.94%         2.25%         2.14% +         1.94%         1.88%
      After expense reimbursement                     1.10%         1.13%         1.30%         1.30% +         1.30%         1.30%
   Ratio of net investment loss
      to average net assets:
      After expense reimbursement                    (0.42%)       (0.77%)       (0.80%)       (0.95%)+         0.94%        (0.78%)
   Portfolio turnover rate                           41.13%        87.91%       136.00%        84.00% ++      140.00%       137.00%

#     Per share numbers have been calculated using the average shares method.

+     Not annualized.

++    Annualized.

^ On December 19, 2003, the PIC Funds re-organized from a master feeder structure and merged into separate series of the Advisors Series Trust. The historical data shown reflects the operations of each respective predecessor PIC Feeder Fund.


See Accompanying Notes to Finanacial Statements.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS AT OCTOBER 31, 2005

1 - ORGANIZATION

The PIC Select Growth Fund (formerly PIC Twenty Fund) is a series of Advisors Series Trust ("the Trust") which is registered under the Investment Company Act of 1940 as an open-end management investment company. The PIC Select Growth Fund commenced operations on December 29, 1999.

2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

      A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, or if the closing price doe not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume, and news events. Short-term investments are valued at amortized cost, which approximates market value.

      B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified with the capital accounts based on their Federal tax treatment.

      D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

      E. SECURITIES LOANS. The Fund may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The loans are secured by cash or securities collateral at least equal, at all times, to the fair value of the securities loaned.

      F. REDEMPTION FEES. The Fund charges a 1% redemption fee to shareholders who redeem shares held for less than 30 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

      G. RECLASSIFICATION OF CAPITAL ACCOUNT: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2005, the Fund decreased undistributed net investment loss by $69,467 and decreased paid-in capital by $69,467 due to certain permanent book and tax differences.

3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2005, Provident Investment Counsel, Inc. (the "Advisor"), an indirect, wholly owned subsidiary of Old Mutual PLC, provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% based upon the average daily net assets of the PIC Select Growth Fund. For the year ended October 31, 2005, PIC Select Growth Fund incurred $148,110 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.10% of the PIC Select Growth Fund. Any such reductions made by the Advisor in its fees or payment of expenses which is the Fund's obligation is subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund's expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended October 31, 2005, the Advisor reduced its fees and absorbed Fund expenses in the amount of $132,153 for the PIC Select Growth Fund. Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

            Fund                                        Total
            ----                                        -----
            PIC Select Growth Fund                    $ 458,184

At October 31, 2005, accumulative expenses subject to recapture for the Fund expire as follows:

                                               October 31,
                                    --------------------------------
      Fund                            2006        2007        2008
      ----                            ----        ----        ----
      PIC Select Growth Fund        $164,099    $161,932    $132,153

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplies to the Trustees; monitors the activities of the Fund's custodian, transfer agents and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate from the Fund:

      Fund asset level                         Fee rate
      ----------------                         --------
      Less than $15 million                    $30,000
      $15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
      More than $150 million                   0.05% of average daily net assets

For the year ended October 31, 2005, the PIC Select Growth Fund incurred $32,975 in administration fees.

U.S. Bancorp Fund Services, LLC ("USBFS") also serves as the Fund Accountant and Transfer Agent to the Fund. U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund's custodian.

Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are also officers of the Administrator and Distributor.

The PIC Investment Trust (previous Trust of the Fund) approved a Deferred Compensation Plan for its Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). The phantom share account is marked to market on January 1 of each calendar year. The phantom share account balance was as follows on January 1, 2005:

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

      PIC Select Growth Fund                                $  2,779

For the year ended October 31, 2005, the PIC Select Growth Fund was allocated $630 of the Chief Compliance Officer fee.

4 - SHAREHOLDER SERVICING FEE

The PIC Select Growth Fund has entered into a Shareholder Servicing Agreement with the Advisor under which the Fund pays servicing fees at an annual rate of 0.15% of the average daily net assets of the Fund. Payments to the Advisor under the Shareholder Servicing Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended October 31, 2005, the PIC Select Growth Fund incurred $24,685 under the agreement.

5 - PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2005, the cost of purchases and the proceeds from sales of securities, excluding short-term securities was:

                                      Purchases                Sales
                                      ---------                -----
PIC Select Growth Fund               $6,655,489             $13,211,269

6 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment loss and realized and unrealized gains and losses differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, net operating losses, and deferred trustees compensation.

There were no distributions paid during the years ended October 31, 2005 and 2004.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

As of October 31, 2005, the components of net assets on a tax basis was as follows:

                                                        PIC
                                                    Select Growth
                                                        Fund

Cost of Investments ..............................  $ 11,679,379
                                                    ------------

Gross unrealized appreciation ....................     2,536,031
Gross unrealized depreciation ....................      (342,438)
Net unrealized appreciation ......................  $  2,193,593

Undistributed ordinary income ....................        (2,934)
Undistributed long-term capital gain .............            --
                                                    ------------
Total distributable earnings .....................  $     (2,934)

Other accumulated gains (losses) .................   (23,546,327)
                                                    ------------
Total accumulated earnings (losses)...............  $(21,355,668)

At October 31, 2005, the PIC Select Growth Fund had tax capital losses which may be carried over to offset future gains. Such losses expire as follows:

                                                     Capital losses expiring in:

------------------------------------------------------------------------------------------------------
                  2008           2009            2010           2011        2012   2013      Total
------------------------------------------------------------------------------------------------------
PIC Select
Growth Fund   $(1,369,612)   $(16,860,445)   $(4,086,862)   $(1,229,408)     --     --   $(23,546,327)
------------------------------------------------------------------------------------------------------

During the year ended October 31, 2005, the PIC Select Growth Fund utilized capital loss carryforwards of $1,546,791.

NOTE 8- MERGERS AND REORGANIZATIONS

      On December 18, 2003 the shareholders of the Provident Investment Counsel Funds ("PIC Funds") approved the reorganization of the Funds into the Advisors Series Trust. On December 19, 2003 the PIC Select Growth Fund merged into a newly formed shell portfolio of the Advisors Series Trust ("AST"). This shell portfolio was formed solely to acquire the assets and liabilities of the PIC Select Growth Fund in a tax-free reorganization. As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of the reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of transfer. The net assets and net unrealized appreciation of the PIC Select Growth Fund at the time of transfer was as follows:

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

                        Net Assets      Net Appreciation
PIC Select Growth      $20,778,906         $2,687,790

Prior to reorganizing into the AST the PIC Funds operated as feeders in a master-feeder structure. At the close of business on December 19, 2003, and immediately before merging into AST, the master-feeder structure was unwound and the Select Growth Fund became an open-end mutual fund. The unwinding of the master-feeder structure was completed on a tax-free basis. The cost basis of the holdings in the masters, at the time of the reorganization, is reflected in the holdings and operations of the Fund after the reorganization. In the case of the Select Growth Fund the predecessor portfolio was the lone feeder that invested its assets with its corresponding master. The historical operations and performance shown for the Fund, represents that of the predecessor feeder.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES
ADVISORS SERIES TRUST AND
SHAREHOLDERS OF
PIC SELECT GROWTH FUND

We have audited the accompanying statement of assets and liabilities of Provident Investment Counsel ("PIC") Select Growth Fund, a series of Advisors Series Trust (the "Trust"), including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended April 30, 2002, the Period from May 1 2002 to October 31, 2002 and the year ended October 31, 2003 have been audited by other auditors, whose report dated December 18, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIC Select Growth Fund, as of October 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
DECEMBER 13, 2005

NOTICE TO SHAREHOLDERS at October 31, 2005 (Unaudited)

How to Obtain a Copy of the Fund's Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-618-7643 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

How to Obtain a Copy of the Fund's Proxy Voting Records for the 12-Month Period Ended June 30, 2005

      Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-618-7643. Furthermore, you can obtain the Fund's proxy voting records on the SEC's website at http://www.sec.gov.

Quarterly Filings on Form N-Q

      The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund's Forms N-Q is also available upon request by calling 1-800-618-7643.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

THIS CHART PROVIDES INFORMATION ABOUT THE TRUSTEES AND OFFICERS WHO OVERSEE YOUR FUNDS. OFFICERS ELECTED BY THE TRUSTEES MANAGE THE DAY-TO-DAY OPERATIONS OF THE FUNDS AND EXECUTE POLICIES FORMULATED BY THE TRUSTEES.

INDEPENDENT TRUSTEES

---------------------------------------------------------------------------------------------------------------------
NAME, AGE
ADDRESS
Position held with Funds                                                               Trustee   Number of Portfolios
Principal Occupation(s) and other                                                     of Funds        Overseen in
Directorships during past five years                                                    Since        Fund Complex*
---------------------------------------------------------------------------------------------------------------------
Walter E. Auch, Born 1921                                                               1997               1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Management Consultant, formerly Chairman, CEO of Chicago Board Options
Exchange and former President of Paine Webber
Other Directorships: Nicholas-Applegate Funds,
Citigroup, Pimco Advisors LLP, Senele Group and UBS Capital Management
---------------------------------------------------------------------------------------------------------------------
James Clayburn LaForce, Born 1928                                                       2002               1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group, BlackRock Funds,
Arena Pharmaceuticals, and Cancervax
---------------------------------------------------------------------------------------------------------------------
Donald E. O'Connor, Born 1936                                                           1997               1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Financial Consultant, formerly Executive Vice President and Chief Operating
Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds
---------------------------------------------------------------------------------------------------------------------
George J. Rebhan, Born 1934                                                             2002               1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds)
from 1985 to 1993.
Trustee: E*Trade Funds
---------------------------------------------------------------------------------------------------------------------
George T. Wofford III, Born 1939                                                        1997               1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Senior Vice President, Information Services, Federal Home Loan Bank of San
Francisco.
Other Directorships: None

INTERESTED TRUSTEES AND OFFICERS

---------------------------------------------------------------------------------------------------------------------
NAME, AGE
ADDRESS
Position held with Fund                                                                Trustee   Number of Portfolios
Principal Occupation(s) and other                                                      of Fund        Overseen in
Directorships during past five years                                                    Since        Fund Complex*
---------------------------------------------------------------------------------------------------------------------
Eric M. Banhazl, Born 1957                                                              1997               1
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the Funds' administrator
(since July 2001); Treasurer, Investec Funds; formerly, Executive Vice President,
Investment Company Administration, LLC ("ICA") (the Funds' former administrator).
---------------------------------------------------------------------------------------------------------------------
Robert M. Slotky, Born 1947                                                              N/A              N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services, LLC, the Funds' administrator
(since July 2001); formerly Senior Vice President,
ICA (the Funds' former administrator).
---------------------------------------------------------------------------------------------------------------------
Rodney A. DeWalt, Born 1967                                                              N/A              N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Legal and Compliance Administrator, U.S. Bancorp Fund Services, LLC (since
January 2003); Thrivent Financial for Lutherans from 2000 to 2003; Attorney
Private Practice, 1997 to 2000.
---------------------------------------------------------------------------------------------------------------------
Douglas G. Hess, Born 1967                                                               N/A              N/A
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President Compliance and Administration, U.S. Bancorp Fund
Services, LLC (since March 1997).

* The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

                                PIC MUTUAL FUNDS

TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS - ADVISORS SERIES TRUST

WALTER E. AUCH, Independent Trustee
JAMES CLAYBURN LAFORCE, Independent Trustee
DONALD E. O'CONNOR, Independent Trustee
GEORGE J. REBHAN, Independent Trustee
GEORGE T. WOFFORD III, Independent Trustee
ERIC M. BANHAZL, President and Trustee
BUD SLOTKY, Vice President and Chief Compliance Officer
RODNEY A. DEWALT, Secretary
DOUGLAS G. HESS, Treasurer

INVESTMENT ADVISOR

PROVIDENT INVESTMENT COUNSEL
300 N. Lake Avenue
Pasadena, CA 91101
(626) 449-8500

DISTRIBUTOR

QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL

PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TAIT, WELLER & BAKER, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

WHY INVEST WITH PROVIDENT INVESTMENT COUNSEL?

COMMITMENT TO OUR SHAREHOLDERS
      o     Dedicated investment team managing your investments
      o     Focused on shareholder objectives and needs

PASSION FOR GROWTH INVESTING
      o     "Pure growth" philosophy and consistent investment style
      o "Multiple points of knowledge" provide intimate understanding of companies

UNIQUELY STRUCTURED INVESTMENT TEAMS
      o     Significant number of professionals committed to growth philosophy
      o     Transparent process that "digs deep" into company fundamentals

This annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after October 31, 2005, this annual report must be accompanied by performance updates for the most recent calendar quarter.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                      Shareholder Services: (800) 618-7643

                            Website: www.provnet.com

                                                                         (10/05)

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A COPY OF THE REGISTRANT'S CODE OF ETHICS IS FILED HEREWITH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

            -------------------------------------------------------
                                 FYE 10/31/2005      FYE 10/31/2004
            -------------------------------------------------------
            Audit Fees               $41,400             $54,000
            Audit-Related Fees         N/A                 N/A
            Tax Fees                  $6,600              $8,000
            All Other Fees             N/A                 N/A
            -------------------------------------------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

     -----------------------------------------------------------------------
     Non-Audit Related Fees               FYE 10/31/2005      FYE 10/31/2004
     -----------------------------------------------------------------------
     Registrant                                 N/A                 N/A
     Registrant's Investment Adviser            N/A                 N/A
     -----------------------------------------------------------------------

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's independent trustees serve as its nominating committee, however they do not make use of a nominating committee charter. THERE HAVE BEEN NO MATERIAL CHANGES TO THE PROCEDURES BY WHICH SHAREHOLDERS MAY RECOMMEND NOMINEES TO THE REGISTRANT'S BOARD OF TRUSTEES.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Filed herewith.

      (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

      (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(B) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      (Registrant)  Advisors Series Trust


      By (Signature and Title)*  /s/ Eric M. Banhazl
                                 ---------------------------------------
                                     Eric M. Banhazl, President

      Date  1/06/06
            ----------------

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By (Signature and Title)*  /s/ Eric M. Banhazl
                                 ---------------------------------------
                                     Eric M. Banhazl, President

      Date  1/06/06
            ----------------


      By (Signature and Title)*  /s/ Douglas G. Hess
                                 ---------------------------------------
                                     Douglas G. Hess, Treasurer

      Date  1/06/06
            ----------------

* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.